UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08512

Premier VIT
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Premier VIT

NFJ Dividend Value Portfolio

Annual Report

December 31, 2005

2005 ANNUAL REPORT

Premier VIT NFJ Dividend Value Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—NFJ Dividend Value Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT NFJ Dividend Value Portfolio

(unaudited)

Important information about the Portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov , and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarters’ office, 450 5th Street NW., Room 1200, Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Portfolio are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1)transaction costs, and (2)ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

•                  For the one-year period ended December 31, 2005, the Portfolio returned 12.28% versus 7.05% for its benchmark, the Russell 1000 Value Index.

•                  After struggling at the start of the year in the face of rising energy prices and mixed economic signals, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits.

•                  Large-cap stocks outperformed small caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Energy and Utilities stocks were the best performers in 2005 while consumer discretionary and telecom stocks were the poorest performers for the year. Mid-cap stocks were the best performing domestic equity asset class for the year.

•                  The Portfolio benefited from good stock selection in the energy sector. Several energy stocks, including Petroleo Brasileiro, ConocoPhillips, Marathon Oil, posted double-digit gains on rising energy prices and expanding profit margins.

•                  Good stock selection in the consumer discretionary sector also positively contributed to performance. In particular, Whirlpool saw its stock price climb considerably during the period. A position in May Department Stores that was subsequently sold on merger news was also a strong contributor.

•                  Conversely, the Portfolio was hurt by stock selection in the utilities sector. In particular, Keyspan Corp. underperformed for the year, despite a strong earnings improvement in the third quarter.

Average Annual Total Returns for the periods ended December 12/31/05

	1 year	Inception (7/1/03)
NFJ Dividend Value Portfolio	12.28%	18.54%
Russell 1000 Value Index	7.05%	16.09%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,076.80	$5.23
Hypothetical Performance	$1,000.00	$1,020.16	$5.09

Expenses are equal to the Portfolio’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the periods ended 12/31/05

Top Ten Industries as of 12/31/05

(% of net assets)

Oil & Gas	14.3%
Banking	12.4%
Utilities	8.1%
Financial Services	7.8%
Pharmaceuticals	7.7%
Consumer Products	7.7%
Telecommunications	5.8%
Insurance	5.7%
Tobacco	4.0%
Other	24.9%

Premier VIT

NFJ Dividend Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK-98.4%
	Aerospace/Defense-2.0%
500	Northrop Grumman Corp.	$30,055

	Apparel-1.6%
450	V. F. Corp.	24,903

	Banking-12.4%
700	Bank of America Corp.	32,305
1,800	KeyCorp	59,274
1,200	MBNA Corp.	32,580
1,500	Washington Mutual, Inc.	65,250
		189,409

	Building & Construction-1.8%
900	Masco Corp.	27,171

	Chemicals-3.7%
1,100	Lyondell Chemical Co.	26,202
700	The Dow Chemical Co.	30,674
		56,876
	Computer Hardware-2.5%
1,900	Seagate Technology, Inc.(a)	37,981

	Consumer Products-7.7%
900	Deluxe Corp.	27,126
500	Kimberly-Clark Corp.	29,825
1,700	Mattel, Inc.	26,894
700	Stanley Works	33,628
		117,473

	Financial Services-7.8%
750	JP Morgan Chase & Co.	29,768
475	Morgan Stanley	26,952
1,850	Regions Financial Corp.	63,196
		119,916

	Food & Beverage-3.7%
600	Anheuser-Busch Companies, Inc.	25,776
1,500	ConAgra Foods, Inc.	30,420
		56,196

	Household Durables-3.8%
700	Whirlpool Corp.	58,632

	Insurance-5.7%
500	Jefferson-Pilot Corp.	28,465
600	Lincoln National Corp.	31,818
600	The St. Paul Travelers Companies, Inc.	26,802
		87,085
	Metals & Mining-2.1%
600	Freeport-McMoRan Copper & Gold, Inc.	32,280

Shares			Value
	COMMON STOCK-(continued)
	Oil & Gas-14.3%
400	Anadarko Petroleum Corp.		$37,900
550	Chevron Corp.		31,224
1,000	Marathon Oil Corp.		60,970
350	Occidental Petroleum Corp.		27,958
400	PetroChina Company Ltd ADR		32,784
400	Petroleo Brasileiro S.A. Petrobras ADR (a)		28,508
			219,344

	Pharmaceuticals-7.7%
550	GlaxoSmithKline plc ADR		27,764
1,900	Merck & Co., Inc.		60,439
1,300	Pfizer, Inc.		30,316
			118,519
	Real Estate -1.7%
800	Duke Realty Corp. REIT		26,720

	Retail-2.0%
1,350	Limited Brands, Inc.		30,172

	Telecommunications-5.8%
500	ALLTEL Corp.		31,550
1,169	AT&T Corp.		28,629
950	Verizon Communications, Inc.		28,614
			88,793
	Tobacco-4.0%
400	Altria Group, Inc.		29,888
325	Reynolds American, Inc.		30,982
			60,870

	Utilities-8.1%
650	DTE Energy Co.		28,073
800	KeySpan Corp.		28,552
700	Progress Energy, Inc.		30,744
800	Sempra Energy		35,872
			123,241
	Total Investments (cost-$1,305,988)	98.4%	1,505,636
	Other assets less liabilities	1.6	25,116
	Net Assets	100.0%	$1,530,752

(a) Non-income producing.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See accompanying notes to financial statements

Premier VIT

NFJ Dividend Value Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$1,305,988)	$1,505,636
Cash	32,735
Dividends receivable	3,558
Receivable due from Investment Adviser	1,101
Total Assets	1,543,030

Liabilities:
Accrued expenses	12,278
Total Liabilities	12,278

Net Assets	$1,530,752

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$1,246
Paid-in-capital in excess of par	1,299,599
Undistributed net investment income	141
Accumulated net realized gain on investments	30,118
Net unrealized appreciation of investments	199,648

Net Assets	$1,530,752

Shares outstanding	124,617

Net asset value, offering price and redemption price per share	$12.28

See accompanying notes to financial statements

Premier VIT

NFJ Dividend Value Portfolio

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $214)	$50,046

Expenses:
Audit and tax services	13,319
Investment advisory fees	11,418
Custodian fees	9,068
Reports to shareholders	2,077
Trustees’ fees and expenses	1,798
Insurance expense	455
Miscellaneous	1,989
Total expenses	40,124

Less: Investment Advisory fees waived	(11,418)
expenses reimbursed by Investment Adviser	(13,566)
custody credits earned on cash balances	(868)

Net expenses	14,272

Net investment income	35,774

Realized and Change in Unrealized Gain:
Net realized gain on investments	127,061
Net change in unrealized appreciation/depreciation on investments	4,681

Net realized and change in unrealized gain on investments	131,742

Net increase in net assets resulting from investment operations	$167,516

See accompanying notes to financial statements

Premier VIT

NFJ Dividend Value Portfolio

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2005	2004
Investment Operations:
Net investment income	$35,774	$30,332
Net realized gain on investments	127,061	89,696
Net change in unrealized appreciation/depreciation on investments	4,681	54,212
Net increase in net assets resulting from investment operations	167,516	174,240

Dividends and Distributions to Shareholders from:
Net investment income	(37,455)	(31,463)
Net realized gain	(140,108)	(71,086)
Total dividends and distributions to shareholders	(177,563)	(102,549)

Share Transactions:
Reinvestment of dividends and distributions	177,563	102,549
Total increase in net assets	167,516	174,240

Net Assets:
Beginning of year	1,363,236	1,188,996
End of year (including undistributed net investment income of $141 and $434, respectively)	$1,530,752	$1,363,236

Shares issued in reinvestment of dividends and distributions	14,439	8,403

See accompanying notes to financial statements

Premier VIT

NFJ Dividend Value Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

			For the Period
	Year ended		July 1, 2003*
	December 31,		through
	2005	2004	December 31, 2003
Net asset value, beginning of period	$12.37	$11.68	$10.00

Investment Operations:
Net investment income	0.32	0.29	0.15
Net realized and change in unrealized gain on investments	1.16	1.39	1.74
Total from investment operations	1.48	1.68	1.89

Dividends and Distributions to Shareholders from:
Net investment income	(0.33)	(0.30)	(0.15)
Net realized gain	(1.24)	(0.69)	(0.06)
Total dividends and distributions to shareholders	(1.57)	(0.99)	(0.21)

Net asset value, end of period	$12.28	$12.37	$11.68

Total Return (1)	12.28%	14.65%	18.87%

Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,531	$1,363	$1,189
Ratio of expenses to average net assets (2)(3)	1.06%	1.02%	1.20	%(4)
Ratio of net investment income to average net assets (3)	2.51%	2.44%	2.83	%(4)
Portfolio Turnover	35%	41%	27%

*      Commencement of operations.

(1)   Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)   Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(F) in Notes to Financial Statements).

(3)   During the fiscal periods indicated above, the Investment Adviser waived all of its fee and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.81% and 0.76%, respectively, for the year ended December 31, 2005; 3.01% and 0.45%, respectively, for the year ended December 31, 2004; and 3.49% (annualized) and 0.55% (annualized), respectively, for the period July 1, 2003 (commencement of operations) through December 31, 2003.

(4)   Annualized.

See accompanying notes to financial statements

Premier VIT

NFJ Dividend Value Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1) Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Value Portfolio (the “Portfolio”), OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap Mid Cap Portfolio, OpCap Renaissance Portfolio and the OpCap Small Cap Portfolio. OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz AG.

The Portfolio seeks income as a primary objective and a secondary objective of long-term growth of capital by investing at least 80% of its net assets in equity securities. The Portfolio invests a significant portion of its assets in income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have yet not been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. Portfolio securities and other financial instruments listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, securities are valued at their last quoted bid price. Other portfolio securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Short-term investments maturing in sixty days or less are valued at amortized cost, if their original term to maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange.

(B) Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses from the sale of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. The payments may be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(C) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its taxable ordinary income and long-term capital gains, if any, during each calendar year, the Portfolio intends not to be subject to U.S. federal excise tax.

(D) Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended December 31, 2005, permanent differences of $1,388 are primarily attributable to a reclassification of distribution to shareholders. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(E) Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(F) Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) Investment Adviser/Sub-Adviser

The Portfolio has entered into an Investment Management Agreement (the “Agreement”) with the Investment Adviser. Subject to the supervision of the Portfolio’s Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Adviser will receive an annual fee, payable monthly at an annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Adviser has retained its affiliate, NFJ Investment Group (the “Sub-Adviser) to manage the Fund’s investments. The Investment Adviser and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

At December 31, 2005, 100.0% of the outstanding shares of the Portfolio were owned by an affiliate of the Investment Adviser. Investment activity by such affiliate could have a material impact on the Portfolio.

(3) Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $530,624 and $485,404, respectively.

(4) Income Tax Information

The tax character of dividends and distributions paid during the years ended December 31, were:

	2005	2004
Ordinary income	$57,846	$96,761
Long-term capital gains	119,717	5,788

At December 31, 2005, the tax basis distributable earnings was comprised of $30,118 of long-term capital gains.

The cost basis of portfolio securities for federal income tax purposes is $1,305,988. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $239,531; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $39,883; net unrealized appreciation for federal income tax purposes is $199,648.

(5) Regulatory and Litigation Matters

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT

NFJ Dividend Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Premier VIT— NFJ Dividend Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT - NFJ Dividend Value Portfolio, (one of the portfolios of Premier VIT, formerly PIMCO Advisors VIT, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 1, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 14, 2006

Premier VIT

NFJ Dividend Value Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid ordinary income of $0.52412 and long-term capital gain dividends of $1.04921 per share during the year ended December 31, 2005.

85% of the dividends distributed during the year qualify for the dividends received deduction for corporate shareholders.

Premier VIT

BOARD OF TRUSTEES

(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT

Officers

(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorship Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complex Overseen by Trustee.

The address of each Trustee is 1345 Avenue of the Americas, New York, NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Brian S. Shlissel President, Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT

1345 Avenue of the Americas

New York, NY 10105

Trustees and Principal Officers
Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
NFJ Investment Group
2121 San Jacinto, Suite 1840
Dallas, TX 75201

Custodian and Transfer Agent
State Street Corp.
P.O. Box 1978
Boston, MA 02105

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

Premier VIT

OpCap Balanced Portfolio

Annual Report

December 31, 2005

2005 ANNUAL REPORT

Premier VIT OpCap Balanced Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—OpCap Balanced Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT OpCap Balanced Portfolio

(unaudited)

Important information about the Portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.  Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov, and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarters’ office, 450 5th Street NW., Room 1200,Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

•                  For the one-year period ended December 31, 2005, the Portfolio returned 2.74% versus 3.82% for its benchmark.

•                  After struggling early in the year in the face of rising energy prices and mixed economic signals, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits.

•                  Large-cap stocks outperformed small caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Mid-cap stocks were the best-performing domestic equity asset class for the year.

•                  Bond markets were dominated during 2005 by speculation about the pace and duration of the Federal Reserve’s tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve.

•                  Stock selection in the consumer staples sector detracted from portfolio performance.  A large position in Wal-Mart underperformed as the company suffered earnings weakness as high oil prices cut into the lower-end of consumer demand. The stock has since been sold from the Portfolio.

•                  In addition, our underweighting in utilities was a detractor for much of the year, but we believe this positioning will bolster the portfolio going forward as higher interest rates begin to dampen investors’ reach for yield in the dividend-paying utility sector.

•                  In the equity portion of the Portfolio, an overweighting and strong stock selection in the energy sector contributed to portfolio performance for the year. In particular, ConocoPhillips and XTO Energy were key contributors. The Portfolio also benefited from strong stock selection in the consumer discretionary sector.

•                  A shorter-than-index duration was maintained during the year, which accounted for the fixed-income portion outperforming the benchmark during the year.  The rising rate environment negatively affected the bond market, particularly in the five-year part of the yield curve, where the portfolio was underweighted.  Looking down the road, we believe the Federal Reserve will be near the end of their tightening cycle some time in 2006 which could have implications for a shift in the yield curve towards a more normal positive slope.

Average Annual Total Returns for the periods ended 12/31/05

	1 year	5 year	Inception (10/1/99)
OpCap Balanced Portfolio	2.74%	4.21%	5.33%
60% S&P 500 Index/ 40% Merrill Lynch Corporate Bond Master Index	3.82%	3.52%	3.89%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,028.10	$5.11
Hypothetical Performance	$1,000.00	$1,020.16	$5.09

Expenses are equal to the Portfolio’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the period ended 12/31/05

Top Ten Industries as of 12/31 (% of net assets)

Financial Services	17.8%
Drugs& Medical Products	13.1%
Insurance	9.3%
Retail	6.5%
Oil& Gas	6.1%
Leisure	4.4%
Telecommunications	4.2%
Financing	4.1%
Networking	3.4%
Manufacturing	3.2%

Premier VIT

OpCap Balanced Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK — 71.8%
	Business Services — 1.5%
9,600	Choice Point, Inc. (a)	$427,296

	Computer Services — 1.8%
19,000	McAfee, Inc. (a)	515,470

	Drugs & Medical Products — 13.1%
21,800	Biogen Idec, Inc. (a)	988,194
9,000	Boston Scientific Corp. (a)	220,410
14,000	Forest Laboratories, Inc. (a)	569,520
58,800	Pfizer, Inc.	1,371,216
15,800	Sanofi-Aventis ADR	693,620
		3,842,960

	Education — 2.4%
11,800	Apollo Group, Inc. (a)	713,428

	Electronics — 1.4%
23,700	Cadence Design Systems, Inc. (a)	401,004

	Financial Services — 12.5%
9,900	Capital One Financial Corp.	855,360
27,600	Citigroup, Inc.	1,339,428
31,400	Countrywide Financial Corp.	1,073,566
9,900	JP Morgan Chase & Co.	392,931
		3,661,285

	Insurance — 8.8%
10,100	Ambac Financial Group, Inc.	778,306
11,500	American International Group, Inc.	784,645
11,800	Hartford Financial Services Group, Inc.	1,013,502
		2,576,453

	Internet — 1.6%
9,800	Amazon.com, Inc. (a)	462,070

	Leisure — 4.4%
28,900	Royal Caribbean Cruises Ltd.	1,302,234

	Manufacturing — 3.2%
13,900	Eaton Corp.	932,551

	Metals & Mining — 1.8%
11,800	Inco Ltd.	514,126

	Networking — 3.4%
58,800	Cisco Systems, Inc. (a)	1,006,656

	Oil & Gas — 5.1%
13,600	ConocoPhillips	791,248
15,600	XTO Energy, Inc.	685,464
		1,476,712

	Retail — 5.4%
11,900	Best Buy Co., Inc.	517,412
15,700	Family Dollar Stores, Inc.	389,203
13,700	Kohl’s Corp. (a)	665,820
		1,572,435

	Semi-Conductors — 2.8%
83,000	Taiwan Semiconductor Manufacturing Co., Ltd.	822,530

	Telecommunications — 2.6%
33,600	Motorola, Inc.	759,024
	Total Common Stock (cost-$19,199,718)	20,986,234

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
	CORPORATE BONDS & NOTES — 15.6%
	Aerospace & Defense — 0.6%
$180	Raytheon Co., 6.75%, 8/15/07	Baa3/BBB	$184,405

	Banking — 1.5%
175	KeyCorp, 2.75%, 2/27/07	A2/A-	170,022
270	World Savings Bank, 4.125%, 3/10/08	Aa3/AA-	265,379
			435,401

	Business Services — 0.6%
170	FedEx Corp., 2.65%, 4/1/07	Baa2/BBB	165,362

	Consumer Products — 0.5%
165	Procter & Gamble Co., 3.50%, 12/15/08	Aa3/AA-	159,331

	Financial Services — 4.1%
150	Bear Stearns Co., Inc., 7.80%, 8/15/07	A1/A	156,679

50	CIT Group, Inc., 7.75%, 4/2/12	A2/A	56,707
	Citigroup, Inc.,
110	5.00%, 3/6/07	Aa1/AA-	110,162
50	6.00%, 2/21/12	Aa1/AA-	52,477
200	Credit Suisse First Boston USA, Inc., 5.75%, 4/15/07	Aa3/A+	202,085
75	Goldman Sachs Group, Inc., 5.70%, 9/1/12	Aa3/A+	77,151
180	International Lease Finance Corp., 5.625%, 6/1/07	A1/AA-	181,513
190	JP Morgan Chase & Co., 5.25%, 5/30/07	Aa3/A+	190,861
170	Merrill Lynch &Co., 3.70%, 4/21/08	Aa3/A+	165,628
			1,193,263
	Financing — 2.8%
80	American Express Credit Corp., 3.00%, 5/16/08	Aa3/A+	76,669
25	Boeing Capital Corp., 6.50%, 2/15/12	A3/A	26,986
190	ChevronTexaco Capital Co., 3.50%, 9/17/07	Aa2/AA	186,129
275	Conseco Financing Trust III, 8.976%, 4/1/27 (a)	NR/NR	—
	General Electric Capital Corp.,
100	4.875%, 10/21/10	Aaa/AAA	99,778
55	6.00%, 6/15/12	Aaa/AAA	57,925
75	HSBC Finance Co., 7.00%, 5/15/12	A1/A	82,040
160	John Deere Capital Corp., 3.875%, 3/7/07	A3/A-	158,311
150	SLM Corp., 4.50%, 7/26/10	A2/A	146,853
			834,691

	Food & Beverage — 0.6%
180	Kellogg Co., 2.875%, 6/1/08	Baa1/BBB+	171,498

	Insurance — 0.5%
170	Berkshire Hathaway Finance Corp., 3.375%, 10/15/08	Aaa/AAA	163,800

	Metals & Mining — 0.7%
210	Alcoa, Inc., 4.25%, 8/15/07	A2/A-	207,924

	Multi-Media — 0.7%
25	News America Holdings, Inc., 9.25%, 2/1/13	Baa2/BBB	30,363
165	Walt Disney Co., 5.375%, 6/1/07	Baa1/A-	166,041
			196,404
	Oil & Gas — 1.0%
170	Marathon Oil Corp., 5.375%, 6/1/07	Baa1/BBB+	170,906
120	Valero Energy Corp., 6.125%, 4/15/07	Baa3/BBB-	121,480
			292,386

	Retail — 1.1%
165	CVS Corp., 3.875%, 11/1/07	A3/A-	161,853
150	Safeway, Inc., 4.80%, 7/16/07	Baa2/BBB-	149,349
			311,202

	Telecommunications — 0.8%
170	Motorola, Inc., 4.61%, 11/16/07	Baa2/BBB+	168,938
50	Verizon Global Funding Corp., 7.375%, 9/1/12	A3/A+	55,762
			224,700

	Waste Disposal — 0.1%
25	Waste Management, Inc., 6.50%, 11/15/08	Baa3/BBB	25,924
	Total Corporates Bonds & Notes (cost-$4,619,676)		4,566,291

	U.S. TREASURY NOTES — 0.3%
110	2.625%, 3/15/09 (cost-$109,323)		104,272

	U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
	Fannie Mae,
$25	6.25%, 2/1/11 (cost-$25,146)	Aaa/AAA	$26,403

	SHORT-TERM INVESTMENTS — 11.2%
	CORPORATE NOTES — 9.6%
	Aerospace / Defense — 1.2%
170	General Dynamics Corp., 2.125%, 5/15/06	A2/A	168,486

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
$170	Northrop Grumman Corp., 4.079%, 11/16/06	Baa2/BBB+	$168,687
			337,173

	Automotive — 0.4%
130	DaimlerChrysler N.A. Holdings Corp., 6.40%, 5/15/06	A3/BBB	130,645

	Banking — 0.6%
170	US Bank N.A., 2.85%, 11/15/06	Aa1/AA-	167,195

	Business Services — 0.1%
40	Cendant Corp., 6.875%, 8/15/06	Baa1/BBB+	40,411

	Diversified Manufacturing — 0.6%
160	Tyco International Group S.A., 5.80%, 8/1/06	Baa3/BBB+	160,669

	Financial Services — 1.2%
175	American Express Co., 5.50%, 9/12/06	A1/A+	175,825
175	Wachovia Corp., 4.95%, 11/1/06	Aa3/A+	175,013
			350,838

	Financing — 1.3%
170	Duke Capital LLC, 4.302%, 5/18/06	Baa3/BBB-	169,595
75	Ford Motor Credit Co., 6.125%, 1/9/06	NR/NR	74,961
145	General Motors Acceptance Corp., 6.75%, 1/15/06	Ba1/BB	144,904
			389,460

	Food & Beverage — 1.9%
180	General Mills, Inc., 2.625%, 10/24/06	Baa2/BBB+	176,262
200	Kraft Foods, Inc., 4.625%, 11/1/06	A3/BBB+	199,372
180	Tyson Foods, Inc., 7.25%, 10/1/06	Baa3/BBB	182,882
			558,516

	Multi-Media-0.9%
100	Time Warner, Inc., 8.11%, 8/15/06	Baa1/BBB+	101,725
160	Viacom, Inc., 6.40%, 1/30/06	Baa3/BBB+	160,175
			261,900

	Telecommunications — 0.8%
155	AT&T, Inc., 5.75%, 5/2/06	A2/A	155,392
90	New Cingular Wireless Services, Inc., 7.35%, 3/1/06	Baa2/A	90,379
			245,771

	Utilities — 0.6%
180	Dominion Resources, Inc., 3.66%, 11/15/06	Baa1/BBB+	177,887
	Total Corporate Notes (cost-$2,849,834)		2,820,465

	REPURCHASE AGREEMENT — 1.6%
454	State Street Bank & Trust Co., dated 12/30/05, 3.90% due 1/3/06, proceeds: $454,197; collateralized by Fannie Mae, 4.125%, 2/15/08, valued at $466,090 (cost-$454,000)		454,000
	Total Short-Term Investments (cost-$3,303,834)		3,274,465
	Total Investments (cost-$27,257,697)	99.0%	28,957,665
	Other assets less liabilities	1.0	282,305
	Net Assets	100.0%	$29,239,970

*  Unaudited

(a)   Non-income producing.

ADR - American Depositary Receipt

See accompanying notes to financial statements

Premier VIT

OpCap Balanced Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$27,257,697)	$28,957,665
Cash	178,574
Dividends and interest receivable	100,231
Receivable for investment sold	14,994
Receivable from Investment Adviser	13,073
Receivable for shares of beneficial interest sold	6,898
Prepaid expenses	1,287
Total Assets	29,272,722

Liabilities:
Accrued expenses	32,752
Total Liabilities	32,752
Net Assets	$29,239,970

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$27,525
Paid-in-capital in excess of par	26,604,935
Undistributed net investment income	239,879
Accumulated net realized gain on investments	667,663
Net unrealized appreciation of investments	1,699,968
Net Assets	$29,239,970
Shares outstanding	2,752,528
Net asset value, offering price and redemption price per share	$10.62

See accompanying notes to financial statements

Premier VIT

OpCap Balanced Portfolio

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

Investment Income:
Interest	$291,941
Dividends (net of foreign withholding taxes of $5,835)	247,038
Total investment income	538,979
Expenses:
Investment advisory fees	236,304
Audit and tax services	58,322
Custodian fees	51,635
Reports to shareholders	22,080
Trustees’ fees and expenses	9,971
Transfer agent fees	5,735
Insurance expense	1,760
Legal fees	1,065
Miscellaneous	711
Total expenses	387,583
Less: investment advisory fees waived	(91,973)
custody credits earned on cash balances	(230)
Net expenses	295,380
Net investment income	243,599
Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	829,659
Net change in unrealized appreciation/depreciation of investments	(275,823)
Net realized and change in unrealized gain on investments	553,836
Net increase in net assets resulting from investment operations	$797,435

See accompanying notes to financial statements

Premier VIT

OpCap Balanced Portfolio

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2005	2004
Investment Operations:
Net investment income	$243,599	$125,415
Net realized gain on investments	829,659	3,643,564
Net change in unrealized appreciation/depreciation of investments	(275,823)	(902,728)
Net increase in net assets resulting from investment operations	797,435	2,866,251
Dividends and Distributions to Shareholders from:
Net investment income	(88,938)	(37,943)
Net realized gains on investments	(1,389,076)	(1,388,673)
Total dividends and distributions to shareholders	(1,478,014)	(1,426,616)
Share Transactions:
Net proceeds from the sale of shares	2,598,298	7,959,714
Reinvestment of dividends and distributions	1,478,014	1,426,616
Cost of shares redeemed	(4,276,198)	(8,986,526)
Net increase (decrease) in net assets from share transactions	(199,886)	399,804
Total increase (decrease) in net assets	(880,465)	1,839,439
Net Assets:
Beginning of year	30,120,435	28,280,996
End of year (including undistributed net investment income of $239,879 and $88,938, respectively)	$29,239,970	$30,120,435
Shares Issued and Redeemed:
Issued	247,902	764,848
Issued in reinvestment of dividends and distributions	141,032	142,377
Redeemed	(409,985)	(893,796)
Net increase (decrease)	(21,051)	13,429

See accompanying notes to financial statements

Premier VIT
OpCap Balanced Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2005	2004*	2003*	2002*	2001*
Net asset value, beginning of year	$10.86	$10.25	$8.02	$9.95	$10.45
Investment Operations:
Net investment income	0.09	0.04	0.04	0.14	0.20
Net realized and unrealized gain (loss) on investments	0.20	1.03	2.30	(1.96)	0.04
Total from investment operations	0.29	1.07	2.34	(1.82)	0.24
Dividends and Distributions to Shareholders from:
Net investment income	(0.03)	(0.01)	(0.11)	(0.07)	(0.20)
Net realized gains	(0.50)	(0.45)	—	(0.04)	(0.54)
Total dividends and distributions to shareholders	(0.53)	(0.46)	(0.11)	(0.11)	(0.74)
Net asset value, end of year	$10.62	$10.86	$10.25	$8.02	$9.95
Total Return (1)	2.74%	10.80%	29.22%	(18.30)%	2.24%

Ratios/Supplemental data:
Net assets, end of year (000’s)	$29,240	$30,120	$28,281	$14,136	$10,640
Ratio of expenses to average net assets (2)(3)	1.00%	1.04%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets (2)	0.82%	0.43%	0.97%	2.00%	2.01%
Portfolio Turnover	89%	146%	139%	90%	118%

*

The financial information for the fiscal periods prior to April 30, 2004 reflects the financial information for the LSA Balanced Fund which was reorganized into OpCap Balanced Fund as of the close of business on April 30, 2004.

(1)	Assumes reinvestment of all dividends and distributions.
(2)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fee and assumed or reimbursed a portion of the Portfolio’s expenses. If such waivers and assumptions/reimbursement had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.31% and 0.51%, respectively, for the year ended December 31, 2005; 1.41% and 0.06%, respectively, for the year ended December 31, 2004; 2.06% and 0.01%, respectively, for the year ended December 31, 2003; 2.53% and 0.57%, respectively, for the year ended December 31, 2002; and 2.95% and 0.17%, respectively, for the year ended December 31, 2001.

(3)	Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (see (1)(G) in Notes to Financial Statements).

See accompanying notes to financial statements

Premier VIT

OpCap Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1) Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Value Portfolio, OpCap Balanced Portfolio (the “Portfolio”), OpCap Equity Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap Mid Cap Portfolio, OpCap Renaissance Portfolio, and OpCap Small Cap Portfolio. OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is a majority-owned subsidiary of Allianz AG.

The Portfolio’s objective is to seek growth of capital by investing in equity and debt securities that the Investment Adviser believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general identifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial investments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. Portfolio securities and other financial instruments other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price or if there are no such reported sales, the securities are valued at their last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service. Prices obtained from an independent pricing service use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost if their original term to maturity exceeded 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange.

(B)  Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(D)  Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended December 31, 2005, permanent differences of $3,720 are primarily attributable to the differing treatment of consent fees. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(E)  Repurchase Agreements

The Portfolio may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

(F)  Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(G)  Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  Investment Adviser/Sub-Adviser

The Portfolio has entered into an Investment Management Agreement (the “Agreement”) with the Investment Adviser to serve as investment adviser of the Portfolio. Subject to the supervision of the Portfolio’s Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Portfolio and its business affairs and administrative matters. Pursuant to the Agreement, the Investment Adviser will receive an annual fee, payable monthly at an annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Adviser has retained its affiliate Oppenheimer Capital LLC (the “Sub-Adviser”), to manage the Portfolio’s investments. The Investment Adviser and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

(3)  Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $23,378,213 and $24,422,581 respectively.

(4)  Income Tax Information

The cost basis of portfolio securities for federal income tax purposes is $27,267,260. Aggregated gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,234,676; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $544,271; net unrealized appreciation for federal income tax purposes is $1,690,405.

In accordance with U.S. Treasury Requirements, the Portfolio elected to defer realized capital losses of $133,533, respectively, arising after October 31, 2005. Such losses are treated as arising on January 1, 2006.

The tax character of dividends paid during the years ended December 31 were:

	2005	2004
Ordinary income	$785,337	$707,056
Long-term capital gains	692,677	719,560

At December 31, 2005, tax basis distributable earnings of $1,050,637 was comprised of $239,879 from ordinary income and $810,758 from long-term capital gains.

The difference between book and tax unrealized appreciation/depreciation is primarily attributable to wash sales.

(5)  Regulatory and Litigation Matters

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Portfolio.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT

OpCap Balanced Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Premier VIT—OpCap Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT—OpCap Balanced Portfolio, (one of the portfolios of Premier VIT, formerly PIMCO Advisors VIT, hereafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

The financial highlights for each of the three years in the period ended December 31, 2003, were audited by another independent registered public accounting firm, whose report dated February 12, 2004 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2006

Premier VIT

OpCap Balanced Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid ordinary income dividends of $0.28169 per share and long-term capital gain dividend of $0.24845 per share during the year ended December 31, 2005.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business firm, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT
PRINCIPAL OFFICERS
(unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.

Malcolm Bishopp Date of Birth: 6/11/48 Executive Vice President since: 2004

Managing Director of Allianz Global Investors Distributors LLC, responsible for the management and business development of VA and VUL advisory and sub-advisory relationships; responsible for the marketing and business development of the PIMCO Funds onto the major DC Retirement Platforms.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary & Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT

1345 Avenue of the Americas

New York, NY 10105

Trustees and Principal Officers
Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor
Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian and Transfer Agent
State Street Corp.
P.O. Box 1978
Boston, MA 02105

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

Premier VIT

OpCap Equity Portfolio

Annual Report
December 31, 2005

2005 ANNUAL REPORT

Premier VIT OpCap Equity Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—OpCap Equity Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT OpCap Equity Portfolio

(unaudited)

Important information about the portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov , and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarter’s office, 450 5th Street NW., Room 1200, Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (a) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

•                                          For the one-year period ended December 31, 2005, the Portfolio returned 7.04% versus 4.91% for its benchmark, the S&P 500 Index.

•                                          After struggling early in the year in the face of rising energy prices and mixed economic signals, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits.

•                                          Large-cap stocks outperformed small caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Energy and Utilities stocks were the best performers in 2005 while consumer discretionary and telecom stocks were the poorest performers for the year. Mid-cap stockswere the best performing domesticequity asset class for the year.

•                                          The Portfolio benefited from exposure to the consumer discretionary sector, where stock selection was strong. In particular,Sears performed well on investorenthusiasm for the new managementteam and its turnaround strategy.

•                                          Exposure to the energy sector also positively affected performance during the period. Stock selection was also strong in this area, with XTO Energy experiencing significant stock price appreciation.

•                                          The Portfolio benefited from strong stock selection in the healthcare sector.  Standouts in the healthcare space included HMOs Aetna and WellPoint, which saw their stock prices climb.  Biotechnology stocks such as Biogen Idec also performed well.

•                                          Poor stock selection in the industrials sector detracted from performance, as Tyco International saw its stock price lose significant ground during the year.

•                                          An underweighting in the utilities sector negatively affected performance for most of the year.

Average Annual Total Returns for the periods ended 12/31/05

				Inception
	1 year	5 year	10 year	(8/1/88)
OpCap Equity Portfolio	7.04%	2.40%	8.29%	11.36%
S&P 500 Index	4.91%	0.54%	9.07%	11.64%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,049.50	$5.27
Hypothetical Performance	$1,000.00	$1,020.06	$5.19

Expenses are equal to the Portfolio’s annualized expense ratio of 1.02%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the periods ended 12/31/05

Top Ten Industries as of 12/31/05
(% of net assets)

Retail	14.8%
Financial Services	12.1%
Drugs & Medical Products	9.1%
Oil & Gas	8.7%
Insurance	8.4%
Telecommunications	5.7%
Diversified Manufacturing	5.5%
Healthcare & Hospitals	4.8%
Semi-Conductors	4.4%
Building & Construction	4.4%

Premier VIT
OpCap Equity Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK — 100.1%
	Automotive — 1.7%
9,600	Harley-Davidson, Inc.	$494,304

	Banking — 4.2%
13,200	Bank of America Corp.	609,180
11,600	Wachovia Corp.	613,176
		1,222,356

	Building/Construction — 4.4%
17,600	Centex Corp.	1,258,224

	Diversified Manufacturing — 5.5%
16,900	General Electric Co.	592,345
6,100	Parker Hannifin Corp.	402,356
20,100	Tyco International Ltd.	580,086
		1,574,787

	Drugs & Medical Products — 9.1%
23,600	Boston Scientific Corp. (a)	577,964
19,900	Pfizer, Inc.	464,068
13,400	Sanofi-Aventis ADR	588,260
8,400	Teva Pharmaceutical Industries Ltd.	361,284
13,400	Wyeth	617,338
		2,608,914

	Electronics — 3.2%
19,200	Cadence Design Systems, Inc. (a)	324,864
19,000	Texas Instruments, Inc.	609,330
		934,194

	Financial Services — 12.1%
8,200	Capital One Financial Corp.	708,480
10,900	Citigroup, Inc.	528,977
24,900	Countrywide Financial Corp.	851,331
14,400	JPMorgan Chase & Co.	571,536
13,200	Wells Fargo & Co.	829,356
		3,489,680

	Healthcare & Hospitals — 4.8%
10,200	Aetna, Inc.	961,962
5,200	WellPoint, Inc. (a)	414,908
		1,376,870

	Insurance — 8.4%
9,400	XL Capital Ltd.	633,372
7,050	Ambac Financial Group, Inc	543,273
9,950	American International Group, Inc.	678,889
18,200	Marsh & McLennan Companies, Inc.	578,032
		2,433,566

	Manufacturing — 3.2%
13,600	Eaton Corp	912,424

	Medical — 2.3%
14,900	Biogen, Inc. (a)	675,417

	Metals & Mining — 1.9%
5,200	Nucor Corp	346,944
1,100	Rio Tinto plc ADR	201,069
		548,013

	Multi-Media — 1.4%
26,600	News Corp.	413,630

	Networking — 4.3%
47,100	Cisco Systems, Inc. (a)	806,352
31,500	EMC Corp. (a)	429,030
		1,235,382

	Oil & Gas — 8.7%
10,300	BP plc ADR	661,466
15,200	ConocoPhillips	884,336
21,900	XTO Energy, Inc.	962,286
		2,508,088

	Retail — 14.8%
20,900	Best Buy Co., Inc.	$908,732
5,100	Lowes Companies, Inc.	339,966
23,800	Kohl’s Corp (a)	1,156,680
8,000	Sears Holdings Corp. (a)	924,240
13,600	TJX Companies, Inc.	315,928
11,000	Target Corp.	604,670
		4,250,216

	Semi-Conductors — 4.4%
16,600	Applied Materials, Inc	297,804
96,800	Taiwan Semiconductor Manufacturing Co., Ltd.	959,288
		1,257,092

Shares			Value
	COMMON STOCK (continued)
	Telecommunications — 5.7%
11,200	Alltel Corp.		$706,720
12,300	Motorola, Inc.		277,857
36,000	Nokia Corp. ADR		658,800
			1,643,377
	Total Investments
	(cost-$26,547,170)	100.1%	28,836,534
	Liabilities in excess of other assets	(0.1)	(26,203)
	Net Assets	100.0%	$28,810,331

(a) Non-income producing.

ADR - American Depositary Receipts

See accompanying notes to financial statements

Premier VIT
OpCap Equity Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$26,547,170)	$28,836,534
Cash	44,457
Dividends receivable	19,525
Receivable for shares of beneficial interest sold	2,202
Prepaid expenses	3,539
Total Assets	28,906,257

Liabilities:
Deferred trustees’ retirement plan expense	33,601
Investment advisory fee payable	18,860
Payable for shares of beneficial interest redeemed	13,039
Accrued expenses	30,426
Total Liabilities	95,926
Net Assets	$28,810,331

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$7,506
Paid-in-capital in excess of par	24,816,657
Undistributed net investment income	93,919
Accumulated net realized gain on investments	1,602,885
Net unrealized appreciation of investments	2,289,364
Net Assets	$28,810,331
Shares outstanding	750,639
Net asset value, offering price and redemption price per share	$38.38

See accompanying notes to financial statements

Premier VIT
OpCap Equity Portfolio
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $9,477)	$463,224
Interest	25,875
Total investment income	489,099
Expenses:
Investment advisory fees	290,236
Reports to shareholders	26,450
Custodian fees	25,686
Trustees’ fees and expenses	13,287
Audit and tax services fees	11,283
Transfer agent fees	7,135
Legal expense	2,408
Insurance expense	2,120
Miscellaneous	1,369
Total expenses	379,974
Less: investment advisory fees waived	(11,718)
custody credits earned on cash balances	(5,461)
Net expenses	362,795
Net investment income	126,304
Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	3,787,174
Net change in unrealized appreciation/depreciation of investments	(1,735,811)
Net realized and change in unrealized gain on investments	2,051,363
Net increase in net assets resulting from investment operations	$2,177,667

See accompanying notes to financial statements

Premier VIT
OpCap Equity Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2005	2004
Investment Operations:
Net investment income	$126,304	$157,980
Net realized gain on investments	3,787,174	4,937,423
Net change in unrealized appreciation/depreciation of investments	(1,735,811)	(746,012)
Net increase in net assets resulting from investment operations	2,177,667	4,349,391
Dividends to Shareholders from Net Investment Income	(161,913)	(376,330)
Share Transactions:
Net proceeds from the sale of shares	4,479,302	3,216,302
Reinvestment of dividends	161,913	376,330
Cost of shares redeemed	(17,234,670)	(8,218,806)
Net decrease in net assets from share transactions	(12,593,455)	(4,626,174)
Total decrease in net assets	(10,577,701)	(653,113)
Net Assets:
Beginning of year	39,388,032	40,041,145
End of year (including undistributed net investment income of $93,919 and $129,528, respectively)	$28,810,331	$39,388,032
Shares Issued and Redeemed:
Issued	120,775	97,297
Issued in reinvestment of dividends	4,417	11,177
Redeemed	(468,660)	(248,047)
Net decrease	(343,468)	(139,573)

See accompanying notes to financial statements

Premier VIT
OpCap Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2005		2004		2003	2002	2001
Net asset value, beginning of year	$36.00		$32.46		$25.63	$33.12	$36.09
Investment Operations:
Net investment income	0.16		0.15		0.31	0.36	0.24
Net realized and change in unrealized gain (loss) on investments	2.37		3.70		6.89	(7.38)	(2.75)
Total from investment operations	2.53		3.85		7.20	(7.02)	(2.51)
Dividends and Distributions to Shareholders from:
Net investment income	(0.15)		(0.31)		(0.37)	(0.25)	(0.24)
Net realized gains	—		—		—	(0.22)	(0.22)
Total dividends and distributions to shareholders	(0.15)		(0.31)		(0.37)	(0.47)	(0.46)
Net asset value, end of year	$38.38		$36.00		$32.46	$25.63	$33.12
Total Return (1)	7.04%		11.93%		28.57%	(21.41)%	(7.02)%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$28,810		$39,388		$40,041	$35,915	$78,781
Ratio of expenses to average net assets (2)	1.02	%(3)	1.01	%(3)	1.00%	0.96%	0.93%
Ratio of net investment income to average net assets	0.35	%(3)	0.41	%(3)	1.02%	0.89%	0.68%
Portfolio turnover	92%		144%		7%	21%	22%

(1)          Assumes reinvestment of all dividends and distributions.

(2)          Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(H) in Notes to Financial Statements).

(3)          During the fiscal year indicated above the Investment Adviser waived a portion of it fee. If such waivers had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 0.32%, respectively for the year ended December 31, 2005 and 1.03% and 0.39%, respectively for the year ended December 31, 2004.

See accompanying notes to financial statements

Premier VIT
OpCap Equity Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1) Organization and Significant Accounting Policies

Premier VIT was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Value Portfolio, OpCap Balanced Portfolio, OpCap Equity Portfolio (the “Portfolio”), OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap Mid Cap Portfolio, OpCap Renaissance Portfolio, and OpCap Small Cap Portfolio. OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz AG.

The Portfolio’s objective is to seek long term capital appreciation through investing at least 80% of its net assets in equity securities of companies that the Investment Adviser believes are undervalued in marketplace.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. Portfolio securities and other financial instruments listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Short-term investments maturing in sixty days or less are valued at amortized cost, if their original term to maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 pm Eastern Time) on the New York Stock Exchange.

(B) Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(D) Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(E) Foreign Currency Translations

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(F) Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(G) Trustees’ Retirement Plan

The Trustees have adopted a Retirement Plan (the “Plan”). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 2005, the Portfolio’s payable in connection with the Plan was $33,601, of which $1,898 was accrued during the year ended December 31, 2005.

(H) Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) Investment Adviser/Sub-Adviser

The Portfolio has an Investment Management Agreement (the “Agreement”) with the Investment Adviser. Subject to the supervision of the Portfolio’s Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs, and administrative matters. Pursuant to the Agreement, the Investment Adviser receives an annual fee, payable monthly, at an annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Adviser has retained its affiliate, Oppenheimer Capital LLC (the “Sub-Adviser”), to manage the Portfolio’s investments. The Investment Adviser and not thePortfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

(3) Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $31,996,527 and $44,355,713 respectively.

(4) Income Tax Information

The tax character of dividends paid during the years ended December 31 were:

	2005	2004
Ordinary income	$161,913	$376,330

At December 31, 2005, tax basis distributable earnings of $1,781,028 was comprised of $128,089 of ordinary income and $1,652,939 of long-term capital gains.

At December 31, 2005, the Portfolio utilized all of its capital loss carryforward of $2,153,829.

The cost basis of portfolio securities for federal income tax purposes is $26,597,795. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $2,772,474 aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $533,735 net unrealized appreciation for federal income tax purposes is $2,238,739.

The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

(5) Regulatory and Litigation Matters

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Portfolio.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT
OpCap Equity Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Premier VIT—OpCap Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT—OpCap Equity Portfolio (one of the portfolios of Premier VIT, formerly PIMCO Advisors VIT, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financialstatements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2006

Premier VIT
OpCap Equity Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid ordinary income dividends of $0.14827 per share during the year ended December 31, 2005.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Principal Occupation(s) During Past 5 Years; Other
Name, Position(s) Held with	Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund
Fund, Length of Service, Age	Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business firm, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT
PRINCIPAL OFFICERS
(unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.

Malcolm Bishopp Date of Birth: 6/11/48 Executive Vice President since: 2004

Managing Director of Allianz Global Investors Distributors LLC, responsible for the management and business development of VA and VUL advisory and sub-advisory relationships; responsible for the marketing and business development of the PIMCO Funds onto the major DC Retirement Platforms.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary & Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT
1345 Avenue of the Americas
New York, NY 10105

Trustees and Principal Officers
Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser

OpCap Advisors LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC

1345 Avenue of the Americas

New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

Custodian and Transfer Agent

State Street Corp.

P.O. Box 1978

Boston, MA 02105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Mayer, Brown, Rowe & Maw LLP

1675 Broadway

New York, NY 10019-5820

Premier VIT

OpCap Global Equity Portfolio

Annual Report
December 31, 2005

2005 ANNUAL REPORT

Premier VIT OpCap Global Equity Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—OpCap Global Equity Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT OpCap Global Equity Portfolio

(unaudited)

Important information about the portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov , and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarters’ office, 450 5th Street NW., Room 1200, Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustee and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

•                  For the one-year period ended December 31, 2005, the Portfolio returned 7.03% versus 9.49% for its benchmark, the MSCI World Index.

•                  Global stocks advanced during the year. Major currencies weakened against the dollar as higher U.S. interest rates continued to draw fund flows toward dollar assets. International stocks outpaced U.S. stocks during the period.

•                  Exposure to the consumer staples sector negatively affected performance in 2005. Disappointments included retail chain Wal-Mart, which was held back as higher gas prices squeezed consumer spending over the year, and Avon Products, which suffered from execution issues in China and Russia.

•                  Stock selection in the industrials sector also detracted from performance. Tyco International saw its stock price lose ground during the year as gains from restructuring lagged costs incurred during the year.

•                  Performance was also hurt by exposure to the healthcare sector. In particular, Pfizer posted reduced earnings on lower sales of several key drugs, notably Celebrex, an arthritis drug which was linked to heart attacks.

•                  Conversely, stock selection in the energy sector helped performance during the period, even beyond the returns of a sector driven by a significant increase in the price of oil. Standouts included ConocoPhillips, PetroCanada, PetroBrasiliero and Total.

•                  An overweighting of and stock selection in the materials sector also aided performance. Increased global demand for many raw materials drove commodity prices higher, benefiting a number of stocks including Cemex, Rio Tinto and Inco.

Average Annual Total Returns for the periods ended 12/31/05

	1 year	5 year	Inception (3/1/95)
OpCap Global Equity Portfolio	7.03%	2.43%	9.37%
MSCI World Index	9.49%	2.18%	8.35%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,098.20	$6.88
Hypothetical Performance	$1,000.00	$1,018.65	$6.61

Expenses are equal to the Portfolio’s annualized expense ratio of 1.30%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the periods ended 12/31/05

Top Ten Countries as of 12/31/05
(% of net assets)

United States	38.1%
Japan	12.9%
United Kingdom	7.9%
France	6.3%
Germany	5.4%
Switzerland	4.0%
Sweden	3.7%
Liberia	2.6%
Italy	2.4%
Brazil	2.0%

Premier VIT
OpCap Global Equity Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK — 99.0%
	AUSTRALIA — 0.9%
	Drugs & Medical Products — 0.9%
5,700	CSL Ltd.	$176,807

	AUSTRIA — 1.9%
	Metals & Mining — 1.9%
2,100	Boehler-Uddeholm AG	353,788

	BRAZIL — 2.0%
	Oil & Gas — 2.0%
5,300	Petroleo Brasileiro SA*	377,731

	CANADA — 0.8%
	Metals & Mining — 0.8%
3,600	Inco Ltd.	156,852

	CAYMAN ISLANDS — 0.9%
	Insurance — 0.9%
2,500	XL Capital Ltd.	168,450

	DENMARK — 1.5%
	Telecommunications — 1.5%
22,000	GN Store Nord A/S	288,415

	FINLAND — 1.2%
	Telecommunications — 1.2%
12,000	Nokia Oyj	219,600

	FRANCE — 6.3%
	Banking — 1.1%
2,700	BNP Paribas SA	218,168

	Insurance — 2.3%
13,400	AXA	432,859

	Oil & Gas — 1.5%
1,100	Total SA	277,463

	Retail — 1.4%
2,400	PPR SA	270,420
	Total France	1,198,910

	GERMANY — 5.4%
	Banking — 1.2%
2,300	Deutsche Bank AG	222,418

	Electronics — 2.4%
5,400	Siemens AG	462,336

	Utilities — 1.8%
4,600	RWE AG	339,499
	Total Germany	1,024,253

	ISRAEL — 1.1%
	Drugs & Medical Products — 1.1%
5,000	Teva Pharmaceuticals Inds. Ltd.	215,050

	ITALY — 2.4%
	Banking — 2.4%
43,000	Banca Intesa SpA	228,067
32,900	UniCredito Italiano SpA	226,866
		454,933

	JAPAN — 12.9%
	Automotive — 1.8%
6,700	Toyota Motor Corp.	350,199

	Banking — 4.6%
24,900	Joyo Bank, Ltd.	148,365
19	Mitsubishi UFJ Financial Group, Inc.	258,858
18,800	Shinsei Bank Ltd.	109,045
35,000	Shizuoka Bank Ltd.	351,342
		867,610

	Drugs & Medical Products — 1.7%
5,700	Astellas Pharma, Inc.	$222,867
15,000	Kyowa Hakko Kogyo Co., Ltd.	104,600
		327,467

	Electronics — 3.0%
3,500	Fanuc Ltd.	297,431
174	NTT DoCoMo, Inc.	265,110
		562,541

	Finance — 1.2%
11,700	Nomura Holdings, Inc.	225,327

	Metals & Mining — 0.6%
17,000	NSK Ltd.	116,320
	Total Japan	2,449,464

	LIBERIA — 2.6%
	Leisure — 2.6%
10,800	Royal Caribbean Cruises Ltd.	486,648

Shares		Value
	COMMON STOCK (continued)
	LUXEMBOURG — 1.2%
	Metals & Mining — 1.2%
9,000	Arcelor	$222,941

	MEXICO — 0.6%
	Building & Construction — 0.6%
20,600	Cemex SA de C.V.	122,238

	NETHERLANDS — 1.9%
	Banking — 1.9%
11,200	Fortis	356,502

	NEW ZEALAND — 1.7%
	Manufacturing — 1.7%
60,800	Fletcher Building Ltd.	314,120

	SWEDEN — 3.7%
	Banking — 1.2%
8,200	Foreningsbanken AG	223,406

	Manufacturing — 2.5%
4,300	Sandvik AB	199,846
20,600	SKF AB	289,171
		489,017
	Total Sweden	712,423

	SWITZERLAND — 4.0%
	Drugs & Medical Products — 2.5%
6,000	Novartis AG	314,485
1,100	Roche Holding AG	164,821
		479,306

	Retail — 1.5%
9,639	Swatch Group AG	291,484
	Total Switzerland	770,790

	UNITED KINGDOM — 7.9%
	Food & Beverage — 1.5%
19,200	Diageo plc	277,171

	Metals & Mining — 0.7%
3,000	Rio Tinto Ltd.	136,956

	Oil & Gas — 1.3%
7,400	Royal Dutch Shell plc	236,852

	Retail — 3.2%
8,200	Next plc	215,732
70,000	Tesco plc	398,570
		614,302

	Software — 1.2%
51,800	Sage Group plc	229,641
	Total United Kingdom	1,494,922

	UNITED STATES — 38.1%
	Consumer Products — 1.3%
4,400	Procter & Gamble Co.	254,672

	Diversified Manufacturing — 3.5%
5,600	Eaton Corp.	375,704
4,400	Parker Hannifin Corp.	290,224
		665,928

	Drugs & Medical Products — 3.1%
17,700	Pfizer, Inc.	412,764
3,800	Wyeth	175,066
		587,830

	Education — 0.8%
4,400	Career Education Corp.*	148,368

	Electronics — 0.8%
9,200	Cadence Design Systems, Inc.*	155,664

	Financial Services — 8.0%
10,000	Citigroup, Inc.	485,300
10,800	Countrywide Financial Corp.	369,252
4,300	JPMorgan Chase & Co.	170,667
5,700	Morgan Stanley	$323,418
2,600	Wells Fargo & Co.	163,358
		1,511,995

	Food & Beverage — 1.2%
5,500	Coca-Cola Co.	221,705

	Food Services — 1.2%
6,600	McDonald’s Corp.	222,552

Shares			Value
	COMMON STOCK (continued)
	Insurance — 5.1%
2,000	Ambac Financial Group, Inc.		$154,120
5,700	American International Group, Inc.		388,911
2,800	Hartford Financial Services Group, Inc.		240,492
5,600	Marsh & McLennan Cos., Inc.		177,856
			961,379

	Internet — 0.7%
5,100	McAfee, Inc.*		138,363

	Multi-Media — 0.8%
10,200	News Corp.		158,610

	Networking — 1.2%
12,800	Cisco Systems, Inc.*		219,136

	Oil & Gas — 3.8%
3,700	Chevron Corp.		210,049
5,700	ConocoPhillips		331,626
4,300	XTO Energy, Inc.		188,942
			730,617

	Resources — 1.5%
3,300	Burlington, Inc.		284,460

	Retail — 3.9%
4,000	Kohl’s Corp.*		194,400
3,700	TJX Companies, Inc.		85,951
8,000	Tiffany & Co.		306,320
3,200	Wal-Mart Stores, Inc.		149,760
			736,431

	Telecommunications — 1.2%
10,400	Motorola, Inc.		234,936
	Total United States		7,232,646
	Total Investments (cost-$17,191,713)	99.0%	18,797,483
	Other assets less liabilities	1.0	192,635
	Net Assets	100.0%	$18,990,118

*  Non-income producing.

See accompanying notes to financial statements

Premier VIT
OpCap Global Equity Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$17,191,713)	$18,797,483
Cash (including foreign currency of $7,899 with a cost of $8,012)	75,662
Receivable for investments sold	160,998
Dividends receivable	14,013
Tax reclaims receivable	5,759
Prepaid expenses	2,593
Total Assets	19,056,508

Liabilities:
Deferred trustees’ retirement plan expense	18,842
Payable for shares of beneficial interest redeemed	14,007
Investment advisory fee payable	4,258
Unrealized depreciation on forward foreign currency contracts	2,812
Accrued expenses	26,471
Total Liabilities	66,390
Net Assets	$18,990,118

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$11,318
Paid-in-capital in excess of par	15,327,835
Undistributed net investment income	145,327
Accumulated net realized gain on investments	1,903,383
Net unrealized appreciation of investments and foreign currency transactions	1,602,255
Net Assets	$18,990,118
Shares outstanding	1,131,785
Net asset value, offering price and redemption price per share	$16.78

See accompanying notes to financial statements

Premier VIT
OpCap Global Equity Portfolio
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $49,359)	$508,131
Interest	7,195
Total investment income	515,326

Expenses:
Investment advisory fees	197,212
Custodian fees	66,126
Reports to shareholders	20,425
Audit and tax services	17,113
Trustees’ fees and expenses	10,656
Transfer agent fees	5,646
Insurance expense	1,714
Legal fees	1,365
Miscellaneous	2,278
Total expenses	322,535
Less: investment advisory fees waived	(8,831)
Custody credits earned on cash balances	(5,551)
Net expenses	308,153
Net investment income	207,173

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,983,646
Foreign currency transactions	(42,572)
Net change in unrealized appreciation/depreciation of:
Investments	(1,660,966)
Foreign currency transactions	(4,089)
Net realized and change in unrealized gain on investments and foreign currency transactions	1,276,019
Net increase in net assets resulting from investment operations	$1,483,192

See accompanying notes to financial statements

Premier VIT
OpCap Global Equity Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2005	2004
Investment Operations:
Net investment income	$207,173	$107,176
Net realized gain on investments and foreign currency transactions	2,941,074	3,722,137
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(1,665,055)	(694,530)
Net increase in net assets resulting from investment operations	1,483,192	3,134,783
Dividends to shareholders from Net Investment Income	(92,081)	(137,201)

Share Transactions:
Net proceeds from the sales of shares	3,373,936	5,726,620
Reinvestment of dividends	92,081	137,201
Cost of shares redeemed	(13,241,753)	(7,588,966)
Net decrease in net assets from share transactions	(9,775,736)	(1,725,145)
Total increase (decrease) in net assets	(8,384,625)	1,272,437

Net Assets:
Beginning of year	27,374,743	26,102,306
End of year (includes undistributed net investment income of $145,327 and $72,807, respectively)	$18,990,118	$27,374,743

Shares Issued and Redeemed:
Issued	216,756	400,565
Issued in reinvestment of dividends	5,773	9,410
Redeemed	(831,139)	(527,177)
Net decrease	(608,610)	(117,202)

See accompanying notes to financial statements

Premier VIT
OpCap Global Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2005		2004	2003		2002	2001
Net asset value, beginning of year	$15.73		$14.05	$10.76		$13.09	$15.36
Income (Loss) from Investment Operations:
Net investment income	0.18		0.05	0.09		0.13	0.08
Net realized and change in unrealized gain (loss) on investments and foreign currency transactions	0.92		1.70	3.28		(2.40)	(2.19)
Total from investment operations	1.10		1.75	3.37		(2.27)	(2.11)

Dividends and Distributions to Shareholders from:
Net investment income	(0.05)		(0.07)	(0.08)		(0.06)	—
Net realized gains on investments	—		—	—		—	(0.16)
Total dividends and distributions to shareholders	(0.05)		(0.07)	(0.08)		(0.06)	(0.16)
Net asset value, end of year	$16.78		$15.73	$14.05		$10.76	$13.09

Total Return (1)	7.03%		12.53%	31.55%		(17.41)%	(13.82)%

Ratios/Supplemental data:
Net assets, end of year (000’s)	$18,990		$27,375	$26,102		$22,355	$31,289
Ratio of expenses to average net assets (2)	1.27	(3)%	1.26%	1.26	(3)%	1.15%	1.20%
Ratio of net investment income to average net assets	0.84	(3)%	0.41%	0.75	(3)%	0.72%	0.59%
Portfolio Turnover	79%		98%	152%		70%	77%

(1)          Assumes reinvestment of all dividends and distributions.

(2)          Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(I)
in Notes to Financial Statements).

(3)          During the years ended December 31, 2005 and December 31, 2003, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.31% and 0.80%, respectively and 1.27% and 0.73%, respectively.

See accompanying notes to financial statements

Premier VIT
OpCap Global Equity Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1)  Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Value Portfolio, OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Global Equity Portfolio (the “Portfolio”), OpCap Managed Portfolio, OpCap Mid Cap Portfolio, OpCap Renaissance Portfolio and OpCap Small Cap Portfolio. OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz AG.

The Portfolio’s objective is to seek long term capital appreciation through pursuit of a global investment strategy including equity securities.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. Portfolio securities and other financial instruments listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Short-term investments, maturing in sixty days or less are valued at amortized cost if their original term to maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”).

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. With respect to certain foreign securities, the Portfolio may fair value securities using modeling tools provided by third-party vendors. When fair valuing securities, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Portfolio’s NAV is calculated. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolio for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

(B)  Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C)  Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(D)  Foreign Currency Translations

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(E)  Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(F)  Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended December 31, 2005, permanent differences of $42,572 are primarily attributable to the differing treatment of foreign currency transactions. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(G)  Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(H) Trustees’ Retirement Plan

The Trustees have adopted a Retirement Plan (the “Plan”). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 2005, the Portfolio’s payable in connection with the Plan was $18,842, of which $1,321 was accrued during the year ended December 31, 2005.

(I) Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  Investment Adviser/Sub-Adviser

The Portfolio has an Investment Management Agreement with the Investment Adviser. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs, and administrative matters. Pursuant to the Agreement, the Investment Adviser receives an annual fee, payable monthly, at an annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% or average daily net assets thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total operating expenses of the Portfolio to 1.25% of average daily net assets (net of any custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Adviser has retained its affiliate, Oppenheimer Capital LLC (the “Sub-Adviser”) to manage the Portfolio’s investments. The Investment Adviser and not the Portfolio pays a portion of the fees it receives to the sub-adviser in return for its services.

(3)  Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $18,810,134 and $28,629,458, respectively.

(a) Forward foreign currency contracts outstanding at December 31, 2005.

	Notional Amount	U.S.$ Value on Origination Date	U.S.$ Value on December 31, 2005	Unrealized Depreciation
Sold:
Euros, settling 1/17/06	€467,485	$551,300	$554,112	$(2,812)

(4)  Income Tax Information

The tax character of dividends paid during the years ended December 31 were:

	2005	2004
Ordinary income	$92,081	$137,201

At December 31, 2005, tax basis distributable earnings of $2,083,020 was comprised of $164,066 from ordinary income and $1,918,954 from long-term capital gains.

During the year ended December 31, 2005, the Portfolio utilized $1,025,744 of capital loss carryforwards.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized foreign currency losses of $2,788, arising after October 31,2005. Such losses are treated as arising on January 1, 2006.

The cost of securities for federal income tax purposes is $17,207,284. Aggregated gross unrealized appreciation for securities in which there is an excess of value over tax cost is $1,940,034; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $349,835; net unrealized appreciation for federal income tax purposes is $1,590,199.

The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

(5)  Regulatory and Litigation Matters

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Portfolio.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a),

AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT
OpCap Global Equity Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Premier VIT—OpCap Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT—OpCap Global Equity Portfolio (one of the portfolios of Premier VIT, formerly PIMCO Advisors VIT, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2006

Premier VIT
OpCap Global Equity Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid ordinary income of $0.05325 per share during the year ended December 31, 2005.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT
PRINCIPAL OFFICERS
(unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.

Malcolm Bishopp Date of Birth: 6/11/48 Executive Vice President since: 2004

Managing Director of Allianz Global Investors Distributors LLC, responsible for the management and business development of VA and VUL advisory and sub-advisory relationships; responsible for the marketing and business development of the PIMCO Funds onto the major DC Retirement Platforms.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary & Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT

1345 Avenue of the Americas

New York, NY 10105

Trustees and Principal Officers

Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser

OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian and Transfer Agent

State Street Corp.
P.O. Box 1978
Boston, MA 02105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

Premier VIT

OpCap Managed Portfolio

Annual Report
December 31, 2005

2005 ANNUAL REPORT

Premier VIT OpCap Managed Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—OpCap Managed Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT OpCap Managed Portfolio

(unaudited)

Important information about the portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov, and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarters’ office, 450 5th Street NW., Room 1200, Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

•                  For the one-year period ended December 31, 2005, the Portfolio returned 5.30% versus 4.91% for its benchmark, the S&P 500 Index.

•                  After struggling early in the year in the face of rising energy prices and mixed economic signals, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits.

•                  Large-cap stocks outperformed small caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Energy and utilities stocks were the best performers in 2005 while consumer discretionary and telecom stocks were the poorest performers for the year. Mid-cap stocks were the best performing domestic equity asset class for the year.

•                  Bond markets were dominated during 2005 by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the federal funds rate in 25 basis point increments at each of its eight meetings during the year, including twice during the final quarter. Market expectations of continued Fed tightening drove short term rates higher and helped produce a significant flattening of the yield curve.

•                  An overweighting and strong stock selection in the energy sector contributed to portfolio performance for the year. In particular, a large position in Conoco-Phillips and exposure to XTO Energy were key contributors. The Portfolio also benefited from strong stock selection in the consumer discretionary sector.

•                  Stock selection in the industrials sector detracted from portfolio performance. Industrial conglomerate Tyco International saw its stock price fall during the period.

•                  In addition, our underweighting in utilities was a detractor for much of the year, but we believe this positioning will bolster the portfolio going forward as higher interest rates begin to dampen investors’ reach for yield in the dividend-paying utility sector.

•                  In the fixed-income portion of the Portfolio, broad diversification helped returns for 2005, offsetting most of the negative impact of a short maturity focus as the yield curve flattened.

Average Annual Total Returns for the periods ended 12/31/05

	1 year	5 year	10 year	Inception (8/1/88)
OpCap Managed Portfolio	5.28%	2.34%	7.59%	12.61%
S&P 500 Index	4.91%	0.54%	9.07%	11.64%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,030.40	$4.66
Hypothetical Performance	$1,000.00	$1,020.62	$4.63

Expenses are equal to the Portfolio’s annualized expense ratio of 0.91%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the periods ended 12/31/05

Top Ten Industries on equity securities as of 12/31/05 (% of net assets)

Retail	10.5%
Drugs & Medical Products	7.4%
Insurance	7.0%
Financing	6.2%
Oil & Gas	5.2%
Semi-Conductor	5.1%
Diversified Manufacturing	3.6%
Telecommunications	3.2%
Building & Construction	2.8%
Healthcare	2.8%

Premier VIT
OpCap Managed Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK — 65.2%
	Automotive — 0.9%
54,700	Harley-Davidson, Inc.	$2,816,503

	Banking — 2.8%
101,900	Bank of America Corp.	4,702,685
84,500	Wachovia Corp.	4,466,670
		9,169,355

	Building/Construction — 2.8%
130,900	Centex Corp.	9,358,041

	Diversified Manufacturing — 3.6%
64,800	General Electric Co.	2,271,240
53,200	Parker Hannifin Corp.	3,509,072
213,600	Tyco International Ltd.	6,164,496
		11,944,808

	Drugs & Medical Products — 7.4%
113,100	Biogen Idec, Inc. (a)	5,126,823
173,000	Boston Scientific Corp. (a)	4,236,770
160,000	Pfizer, Inc.	3,731,200
99,000	Sanofi-Aventis ADR	4,346,100
63,500	Teva Pharmaceutical Industries Ltd.	2,731,135
94,900	Wyeth	4,372,043
		24,544,071

	Financial Services — 6.2%
40,600	Capital One Financial Corp.	3,507,840
154,000	Countrywide Financial Corp.	5,265,260
104,700	JP Morgan Chase & Co.	4,155,543
120,700	Wells Fargo & Co.	7,583,581
		20,512,224

	Healthcare & Hospitals — 2.8%
98,700	Aetna, Inc.	9,308,397

	Insurance — 7.0%
52,750	Ambac Financial Group, Inc.	4,064,915
140,600	American International Group, Inc.	9,593,138
151,700	Marsh & McLennan Companies, Inc.	4,817,992
67,900	XL Capital Ltd.	4,575,102
		23,051,147

	Manufacturing — 2.4%
117,500	Eaton Corp.	$7,883,075

	Metals & Mining — 0.5%
8,500	Rio Tinto plc	1,553,715

	Multi-Media — 1.0%
206,500	News Corp.	3,211,075

	Networking — 1.8%
350,700	Cisco Systems, Inc. (a)	6,003,984

	Oil & Gas — 5.2%
47,200	BP plc	3,031,184
114,500	ConocoPhillips	6,661,610
166,900	XTO Energy, Inc.	7,333,586
		17,026,380

	Retail — 10.5%
200,750	Best Buy Co., Inc.	8,728,610
156,200	Kohl’s Corp. (a)	7,591,320
39,000	Lowe’s Companies, Inc.	2,599,740
57,000	Sears Holdings Corp. (a)	6,585,210
78,200	Target Corp.	4,298,654
203,800	TJX Companies, Inc.	4,734,274
		34,537,808

	Semi-Conductors — 5.1%
214,100	Applied Materials, Inc.	3,840,954
785,400	Taiwan Semiconductor Manufacturing Co. Ltd.	7,783,314
165,100	Texas Instruments, Inc.	5,294,757
		16,919,025

	Software — 2.0%
199,200	Cadence Design Systems, Inc. (a)	3,370,464
242,000	EMC Corp. (a)	3,296,040
		6,666,504

	Telecommunications — 3.2%
47,400	ALLTEL Corp.	2,990,940
93,600	Motorola, Inc.	2,114,424
289,400	Nokia Corp. ADR	5,296,020
		10,401,384
	Total Common Stock (cost-$196,633,064)	214,907,496

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	CORPORATE BONDS & NOTES — 4.3%
	Airlines — 0.4%
$1,861	United Air Lines, Inc., 8.03%, 7/1/11 (b)	NR/NR	$1,358,184

	Banking — 0.5%
¥50,000	Landwirtsch Rentenbank, 0.65%, 9/30/08	Aaa/AAA	427,469
$100	Resona Bank Ltd., 5.85%, 4/15/16 (f)	Baa1/BBB-	99,577
1,000	Wells Fargo & Co., 4.563%, 3/23/07, FRN	Aa1/AA-	1,000,962
			1,528,008

	Financing — 3.1%
100	American General Finance Corp., FRN 4.644%, 4/5/07	A1/A+	100,082
1,000	Bear Stearns Co., Inc., 4.76%, 1/16/07, FRN	A1/A	1,001,823
1,000	Caterpillar Financial Services Corp., 4.47%, 2/26/07, FRN	A2/A	1,001,568
1,000	CIT Group, Inc., 4.54%, 2/15/07, FRN	A2/A	1,001,966
1,000	Citigroup Global Markets, Inc., 4.561%, 3/16/07, FRN	Aa1/AA-	1,000,916
	Ford Motor Credit Corp., FRN
1,000	5.349%, 9/28/07	Ba2/BB-	925,018
600	5.45%, 3/21/07	Ba2/BB-	571,445
1,100	Goldman Sachs Group, Inc., 4.627%, 3/30/07, FRN	Aa3/A+	1,101,255
1,000	HSBC Capital Funding Corp., 9.55%, 6/30/10, FRN (f)	A1/A-	1,170,331
1,100	Morgan Stanley, 4.26%, 1/12/07, FRN	Aa3/A+	1,101,279
1,100	SLM Corp., 4.32%, 1/25/07, FRN	A2/A	1,101,371
			10,077,054

	Oil & Gas — 0.3%
$200	El Paso Energy Corp., 8.05%, 10/15/30	Caa1/B-	$204,000
250	Ras Laffan LNG III, 5.298%, 9/30/20 (f)	A1/A	247,938
600	Sonat, Inc., 7.625%, 7/15/11	Caa1/B-	610,500
			1,062,438

	Telecommunications — 0.0%
50	U.S. West Communications, Inc., 7.50%, 6/15/23	Ba3/BB	49,688
	Total Corporate Bonds & Notes (cost-$14,312,208)		14,075,372

	MORTGAGE-RELATED SECURITIES — 4.7%
229	AAA Trust, 4.48%, 11/26/35, FRN	Aaa/AAA	228,854
273	Bank of America Funding Corp., 4.12%, 5/25/35	NR/AAA	265,567
100	Countrywide Home Loans, 5.25%, 2/20/36 (d)	Aaa/AAA	98,774
	Prime Mortgage Trust, FRN,
33	3.71%, 2/25/19	NR/AAA	33,102
65	4.78%, 2/25/34	NR/AAA	65,377
	Small Business Administration Co. Pass-Thru Certificates,
3,716	4.52%, 2/10/13	NR/NR	3,622,758
1,856	4.625%, 2/1/25	NR/NR	1,808,904
1,594	4.68%, 9/10/14	NR/NR	1,565,904
1,523	4.87%, 12/1/24	NR/NR	1,507,261
3,711	4.90%, 1/1/23	NR/NR	3,694,249
1,661	4.95%, 3/1/25	NR/NR	1,654,386
982	5.11%, 4/1/25	NR/NR	985,052
45	7.45%, 8/1/10	NR/NR	47,542
	Total Mortgage-Related Securities (cost-$15,952,716)		15,577,730

	MUNICIPAL NOTES & BONDS — 0.6%
	California — 0.5%
1,390	Golden State Tobacco Securization Corp., Tobacco Settlement Rev., 6.25%, 6/1/33	Baa3/BBB	1,513,599

	Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
		Texas — 0.1%
	$400	Lower Colorado River Auth. Texas Rev., 5.00%, 5/15/33 (AMBAC)	Aaa/AAA	$412,668
		Total Municipal Notes & Bonds (cost-$1,836,842)		1,926,267

	Shares
		PREFERRED STOCK(e)(f) — 0.2%
		Banking — 0.2%
	68	DG Funding Trust, 4.225% (cost-$716,526)		722,925

	Principal Amount (000)
		SOVEREIGN DEBT OBLIGATIONS — 1.0%
CAD	52	Canadian Government, 3.00%, 12/1/36	Aaa/AAA	62,268
		Federal Republic of Brazil,
	$900	7.875%, 3/7/15	Ba3/BB-	958,500
	500	8.00%, 1/15/18	Ba3/BB-	539,500
	100	Republic of Peru, 9.125%, 2/21/12	Ba3/BB	114,250
	300	Russian Federation, 5.00%, 3/31/30	Baa3/BBB-	338,925
	1,100	United Mexican States, 8.375%, 1/14/11	Baa1/BBB	1,254,000
		Total Sovereign Debt Obligations (cost-$3,015,461)		3,267,443

		U.S. GOVERNMENT AGENCY SECURITIES — 24.9%
		Fannie Mae,
	40	4.203%, 11/28/35		39,708
	519	4.50%, 11/1/19		505,534
	57	4.50%, 2/1/20		55,332
	309	4.50%, 5/1/20		300,546
	1,179	4.527%, 5/1/36		1,186,109
	274	4.726%, 9/1/40		278,274
	4,911	5.00%, 6/1/18		4,865,126
	888	5.00%, 1/1/20		879,107
	999	5.00%, 9/1/35		967,686
	7,000	5.00%, 3/15/36		6,776,875
	86	5.50%, 6/1/16		86,500
	133	5.50%, 1/1/17		133,664
	131	5.50%, 3/1/17		132,038
	13	5.50%, 2/1/33		13,220
	28	5.50%, 2/1/34		27,789
	1,730	5.50%, 4/1/34		1,717,399
	25	5.50%, 5/1/34		25,200
	438	5.50%, 11/1/34		434,600
	16,641	5.50%, 2/1/35		16,495,063
	10,789	5.50%, 3/1/35		10,685,929
	200	5.50%, 6/1/35		197,639
	197	5.50%, 6/1/35		195,480
	698	5.50%, 9/1/35		691,763
	30,300	5.50%, 3/15/36		29,997,000
	72	5.526%, 9/1/39		73,150
	435	6.00%, 6/1/16		444,375
	6	6.00%, 7/1/16		6,463
	7	6.00%, 8/1/16		7,253
	16	6.00%, 10/1/16		16,009
	260	6.00%, 12/1/16		265,885
	11	6.00%, 1/1/17		11,518
	8	6.00%, 2/1/17		8,401
	40	6.00%, 3/1/17		41,238
	154	6.00%, 4/1/17		157,708
	23	6.00%, 5/1/17		23,902
	7	6.00%, 7/1/17		7,444
	136	6.00%, 11/1/17		139,112
	43	6.00%, 9/1/32		43,101
		Federal Home Loan Bank,
	247	5.00%, 11/1/18		244,681
	5	5.638%, 7/1/30		5,506
	137	6.00%, 3/1/16		140,041
		Freddie Mac,
	88	4.363%, 2/25/45		88,843
	1,058	4.50%, 10/15/22		1,050,436
	49	4.819%, 11/15/30		49,064
	122	6.00%, 8/15/32		122,542
	121	6.00%, 9/15/32		123,356

	Government National Mortgage Association,
388	3.75%, 2/20/32	$385,538
117	4.125%, 10/20/29	117,410
894	4.375%, 5/20/30	899,096
168	4.50%, 7/20/30	168,321
40	4.87%, 9/20/30	40,535
18	6.00%, 11/20/28	18,268
6	6.00%, 11/20/31	5,688
766	6.00%, 6/20/34	782,951
	Total U.S. Government Agency Securities (cost-$82,760,641)	82,175,416
	U.S. TREASURY NOTES & BONDS — 0.1%
211	2.375%, 1/15/25 (cost-$220,083)	222,111

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	SHORT-TERM INVESTMENTS — 9.0%
	Corporate Notes — 3.8%
	Airlines — 0.0%
$495	United Air Trust, 11.56%, 5/27/06 (a)(b)(d)	NR/NR	$99,621

	Automotive — 0.2%
700	DaimlerChrysler Holdings Co., 4.698%, 11/17/06, FRN	A3/BBB	699,967

	Banking — 0.3%
1,000	Unicredito Italiano NY, 4.427%, 9/8/06, FRN	Aa2/A+	999,908

	Financing — 1.8%
1,000	American Express Credit, 4.459%, 12/15/06, FRN	Aa3/A+	1,001,214
1,000	American General Finance, 4.50% 11/15/06 FRN	A1/A+	1,001,370
1,000	CIT Group, Inc., 4.398%, 8/18/06, FRN	A2/A	1,000,153
1,000	Countrywide Home Loan, 4.323%, 1/31/06, FRN	A3/A	999,817
1,000	John Deere Capital Corp., 4.47%, 8/24/06, FRN	A3/A-	1,000,576
1,000	Merrill Lynch & Co., 4.65125%, 12/22/06, FRN	Aa3/A+	1,001,833
			6,004,963

	Sovereign — 0.7%
€730	Bank of England, zero coupon, 1/12/06	NR/NR	863,993
€1,000	Federal Republic of Germany, zero coupon, 1/18/06	NR/NR	1,183,193
£64	United Kingdom Treasury Notes, 7.75%, 9/8/06		112,732
			2,159,918

	Special Purpose Entity — 0.3%
$1,000	Pricoa Global Funding, 4.428%, 11/24/06, FRN (f)	Aa3/AA-	1,000,378

	Transportation — 0.2%
773	CSX Corp., 4.56%, 8/3/06, FRN	Baa2/BBB	774,047

	Utilities — 0.3%
1,000	Southern California Edison Co., 4.43%, 1/13/06, FRN	NR/NR	999,965
	Total Corporate Notes (cost-$12,806,589)		12,738,767

	Commercial Paper — 1.5%
1,600	Dexia LLC, 4.28%, 1/9/06		1,598,478
3,000	HBOS Treasury Services plc, 4.33%, 2/27/06		2,979,433
500	SpinTab SwedMortgage AB, 4.31%, 2/21/06		496,947
	Total Time Deposits (cost-$5,074,858)		5,074,858

	Repurchase Agreement — 1.7%
5,600	Agreement with Lehman Brothers, dated 12/30/05, 3.40%, due 1/3/06, proceeds $5,602,116; collateralized by U.S. Treasury Inflationary Notes, 2.25%, 4/30/06, valued at $5,734,568 including accrued interest (cost-$5,600,000)		5,600,000

	U.S. Government Agency Securities — 1.8%
600	Fannie Mae, 4.234%-4.376%, 3/15/06-9/22/06		599,009
2,100	Federal Home Loan Bank, 3.40%, 1/3/06		2,099,603
3,300	Freddie Mac, 4.301%-4.335%, 3/14/06-4/4/06		3,270,644
	Total U.S. Government Agency Securities (cost-$5,969,131)		5,969,256

	U.S. Treasury Bills (c) — 0.2%
510	3.82%-3.921%, 3/2/06-3/16/06 (cost $506,131)	506,131
	Total Short-Term Investments (cost-$29,956,709)	s29,889,012

Contracts/ Notional Amount			Value
	OPTIONS PURCHASED (a) — 0.0%
	Call Options — 0.0%
15	Eurodollar Futures, Chicago Mercantile Exchange, Strike price $95.25, expires 3/13/06		$2,156
	Eurodollar 3 month LIBOR,
2,000,000	Strike rate 4.50%, 4/6/08		1,110
2,000,000	Strike rate 4.50%, 10/6/06		4,890
4,000,000	Strike rate 4.50%, 10/18/06		11,088
	Swap Option 3 month LIBOR,
2,000,000	Strike rate 4.25%, expires 10/12/06		2,860
2,000,000	Strike rate 4.75%, expires 8/10/06		7,442
			29,546
	Put Options — 0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
26	Strike price $94, expires 6/19/06		163
32	Strike price $91.75, expires 12/18/06		200
77	Strike price $92, expires 12/18/06		481
114	Strike price $92.25, expires 12/18/06		713
			1,557

	Total Options Purchased (cost-$54,075)		31,103
	Total Investments before options written (cost-$345,458,325) — 110.0%		362,794,875

	OPTIONS WRITTEN (a) — (0.0)%
	Call Options — (0.0)%
	Eurodollar Futures, Chicago Mercantile Exchange,
15	Strike price $95.50, expires 3/13/06		(2,344)
4	Strike price $95.50, expires 9/18/06		(900)
	Eurodollar 3 month LIBOR,
1,000,000	Strike rate 4.54%, expires 4/6/11		(1,947)
1,000,000	Strike rate 4.54%, expires 10/8/06		(6,857)
2,000,000	Strike rate 4.56%, expires 10/18/06		(14,964)
	Swap Option 3 month LIBOR,
1,000,000	Strike rate 4.30%, expires 10/12/06		(4,009)
1,000,000	Strike rate 4.78%, expires 8/8/06		(9,510)
	U.S. Treasury Notes 10 yr. Futures,
30	Strike price $111, expires 2/24/06		(7,500)
			(48,031)
	Put Options — (0.0)%
	Eurodollar Futures, Chicago Mercantile Exchange,
9	Strike price $95.00, expires 9/18/06		(2,981)
3	Strike price $95.00, expires 12/18/06		(1,312)
5	Strike price $95.25, expires 3/19/07		(4,156)
17	Strike price $95.25, expires 9/18/06		(10,944)
110	Strike price $95.25, expires 12/8/06		(81,125)
4	Strike price $95.50, expires 9/18/06		(4,225)
9	Strike price $95.50, expires 12/8/06		(10,013)
	U.S. Treasury Notes 10 yr. Futures,
30	Strike price $107, expires 2/24/06		(4,688)
			(119,444)
	Total Options Written (premiums received-$209,653)		(167,475)

	Total Investments net of options written (cost-$345,248,672)	110.0%	362,627,400

	Liabilities in excess of other assets	(10.0)	(32,966,654)

	Net Assets	100.0%	$329,660,746

*	Unaudited
(a)	Non-income producing.
(b)	Issuer in default.
(c)	All or partial amount segregated as collateral for futures contracts.
(d)	Fair-valued security.
(e)	Illiquid security.
(f)

144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:

£ - British Pounds

CAD - Canadian Dollars

€ - Euros

¥ - Japanese Yen

ADR - American Depositary Receipt.

AMBAC - insured by American Municipal Bond Assurance Corp

FRN - Floating Rate Note, The interest rate disclosed reflects the rate in effect on December 31, 2005.

NR - Not Rated

See accompanying notes to financial statements

Premier VIT
OpCap Managed Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$345,458,325)	$362,794,875
Cash (including foreign currency of $583,193 with a cost of $642,799)	3,263,900
Receivable for investments sold	7,274,180
Interest and dividends receivable	1,092,238
Unrealized appreciation on swaps	28,833
Premium for swaps purchased	17,319
Tax Reclaim Receivable	14,214
Receivable for shares of beneficial interest sold	9,421
Unrealized appreciation on forward foreign currency contracts	2,395
Prepaid expenses	27,341
Total Assets	374,524,716

Liabilities:
Payable for investments purchased	43,788,367
Deferred trustees’ retirement plan expenses	355,046
Investment advisory fee payable	226,794
Options written, at value (premiums received-$209,653)	167,475
Payable for shares of beneficial interest redeemed	116,043
Unrealized depreciation on forward foreign currency contracts	41,051
Unrealized depreciation on swaps	27,463
Premium for swaps sold	22,520
Payable for variation margin on futures contracts	21,808
Accrued expenses	97,403
Total Liabilities	44,863,970
Net Assets	$329,660,746

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$76,520
Paid-in-capital in excess of par	272,871,889
Undistributed net investment income	5,175,159
Accumulated net realized gain on investments	34,231,242
Net unrealized appreciation of investments, options written, swaps, futures and foreign currency transactions	17,305,936
Net Assets	$329,660,746
Shares outstanding	7,652,024
Net asset value, offering price and redemption price per share	$43.08

See accompanying notes to financial statements

Premier VIT
OpCap Managed Portfolio
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

Investment Income:
Interest	$5,120,846
Dividends (net of foreign withholding taxes of $72,127)	3,039,361
Total investment income	8,160,207
Expenses:
Investment advisory fees	2,817,733
Custodian fees	94,619
Trustees’ fees and expenses	87,175
Reports to shareholders	77,225
Audit and tax services fees	52,010
Transfer agent fees	42,600
Legal fees	18,950
Insurance expense	9,062
Miscellaneous	19,673
Total expenses	3,219,047
Less: custody credits earned on cash balances	(8,394)
Net expenses	3,210,653
Net investment income	4,949,554
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	34,673,733
Options written	84,951
Swaps	336,367
Futures	(216,450)
Foreign currency transactions	454,060
Net change in unrealized appreciation/depreciation on:
Investments	(22,383,260)
Options written	42,178
Swaps	(83,506)
Futures	24,143
Foreign currency transactions	(33,323)
Net realized and change in unrealized gain on investments, options written, swaps, futures and foreign currency transactions	12,898,893
Net increase in net assets resulting from investment operations	$17,848,447

See accompanying notes to financial statements

Premier VIT
OpCap Managed Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2005	2004
Investment Operations:
Net investment income	$4,949,554	$4,258,519
Net realized gain on investments, options written, swaps and foreign currency transactions	35,332,661	48,335,301
Net change in unrealized appreciation/depreciation of investments, options written, swaps, futures and foreign currency transactions	(22,433,768)	(13,467,176)
Net increase in net assets resulting from investment operations	17,848,447	39,126,644
Dividends and Distributions to Shareholders from:
Net investment income	(4,337,332)	(6,039,590)
Net realized gains on investments	(11,722,520)	—
Total dividends and distributions to shareholders	(16,059,852)	(6,039,590)
Share Transactions:
Net proceeds from the sale of shares	6,112,149	14,341,252
Reinvestment of dividends and distributions	16,059,852	6,039,590
Cost of shares redeemed	(75,353,559)	(86,209,987)
Net decrease in net assets from share transactions	(53,181,558)	(65,829,145)
Total decrease in net assets	(51,392,963)	(32,742,091)
Net Assets:
Beginning of year	381,053,709	413,795,800
End of year (including undistributed net investment income of $5,175,159 and $3,621,230, respectively)	$329,660,746	$381,053,709
Shares Issued and Redeemed:
Issued	146,121	353,864
Issued in reinvestment of dividends and distributions	383,839	149,273
Redeemed	(1,796,526)	(2,160,285)
Net decrease	(1,266,566)	(1,657,148)

See accompanying notes to financial statements

Premier VIT
OpCap Managed Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$42.73	$39.13	$32.77	$40.15	$43.20
Investment Operations:
Net investment income	0.65	0.48	0.56	0.64	0.68
Net realized and change in unrealized gain (loss) on investments, options written, swaps, futures and foreign currency transactions	1.55	3.70	6.42	(7.32)	(2.76)
Total from investment operations	2.20	4.18	6.98	(6.68)	(2.08)
Dividends and Distributions to Shareholders from:
Net investment income	(0.50)	(0.58)	(0.62)	(0.70)	(0.97)
Net realized gains	(1.35)	—	—	—	—
Total dividends and distributions to shareholders	(1.85)	(0.58)	(0.62)	(0.70)	(0.97)
Net asset value, end of year	$43.08	$42.73	$39.13	$32.77	$40.15
Total Return (1)	5.28%	10.77%	21.75%	(16.88% )	(4.91% )
Ratio/Supplemental data:
Net assets, end of year (000’s)	$329,661	$381,054	$413,796	$392,705	$572,321
Ratio of expenses to average net assets (2)	0.91%	0.92%	0.93%	0.88%	0.88%
Ratio of net investment income to average net assets	1.41%	1.09%	1.49%	1.57%	1.47%
Portfolio Turnover	171%	111%	215%	159%	162%

(1)          Assumes reinvestment of all dividends and distributions.

(2)          Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(N) in Notes to Financial Statements).

See accompanying notes to financial statements

Premier VIT
OpCap Managed Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1)  Organization and Significant Accounting Policies

Premier VIT was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Value Portfolio, OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio (the “Portfolio”), OpCap Mid Cap Portfolio, OpCap Renaissance Portfolio, and OpCap Small Cap Portfolio. OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz AG.

The Portfolio’s objective is to seek growth of capital over time through a portfolio consisting of common stocks, bonds and cash equivalents.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may impact the value of a security, may be fair-valued, as determined in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. Portfolio securities and other financial instruments, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service, dealer quotations, or are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from an independent pricing service use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange.

(B)  Federal Income Taxes

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

(C)  Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses from the sale of investments are determined on the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(D)  Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the period December 31, 2005, permanent differences of $941,707 are primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns and consent fees. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(E)  Foreign Currency Translations

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments, options written, swaps, futures and other assets and liabilities denominated in foreign currency. Net realized currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(F)  Option Transactions

The Portfolio may purchase and write (sell) put and call options for hedging and/or risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as a liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written could result in the Portfolio purchasing a security or currency at a price different from the current market value.

(G)  Forward Foreign Currency Contracts

The Portfolio enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized gains and losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities.

(H)  Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(I)  Inflation-Indexed Bonds

The Portfolio may purchase inflation indexed bonds. Inflation-indexed bonds are fixed income securities whose principal is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive principal until maturity.

(J)  Delayed-Delivery Transactions

The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(K)  Interest Rate/Credit Default Swaps

The Portfolio may enter into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk.

As a seller in a credit default swap contract, the Portfolio would be required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Portfolio would receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Portfolio would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Portfolio with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Portfolios are included as part of net realized gain (loss) and/or change in unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily by the Portfolio’s Sub-Adviser based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Portfolio’s Statement of Operations. Payments received or made at the beginning of the measurement period are reflected in the Statement of Assets and Liabilities. For a credit default swap sold by the Portfolio, payment of the agreed upon amount made by the Portfolios in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Portfolio, the agreed upon amount received by the Portfolio in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Portfolio.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(L)  Repurchase Agreements

The Portfolio may enter into transactions with its custodian bank or securities brokerage firms approved by the Board of Trustees whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

(M)  Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

(N)  Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(O)  Trustees’ Retirement Plan

The Trustees have adopted a Retirement Plan. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2005, the Portfolio’s payable in connection with the Plan was $355,046, of which $18,925 was accrued during the year ended December 31, 2005.

(2)  Investment Adviser/Sub-Adviser

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio’s average daily net assets at the annual rate of 0.80% on the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis.

The Investment Adviser has retained its affiliate, Oppenheimer Capital LLC (the “Sub-Adviser”), to manage the Portfolio’s equity investments. The Investment Adviser and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services. In addition, pursuant to an agreement between the Investment Adviser and Pacific Investment Management Co. LLC (the “Fixed Income Sub-Adviser”), an affiliate of the Investment Adviser, the

Investment Adviser and not the Portfolio pays a portion of the fees it receives to the Fixed Income Sub-Adviser for that portion of the Portfolio’s investments that it provides investment advisory services.

(3)  Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term and government securities, aggregated $228,212,822 and $278,665,265, respectively.

(a) Transactions in options written for the year ended December 31, 2005:

	Contracts Notional Amount	Premiums
Options outstanding, December 31, 2004	—	$—
Options written	6,000,568	294,603
Options terminated in closing purchase transactions	(14)	(2,874)
Options expired	(318)	(82,076)
Options outstanding, December 31, 2005	6,000,236	$209,653

(b) Forward foreign currency contracts outstanding at December 31, 2005:

	Notional Amount (000)		U.S.$ Value on Origination Date	U.S.$ Value December 31, 2005	Unrealized Appreciation (Depreciation)
Purchased:
British Pounds, settling 1/12/06	GBP	39	$67,078	$66,559	$(519)
Euros, settling 1/18/06		€1,914	2,266,758	2,268,801	2,043

Sold:
British Pounds, settling 1/12/06	GBP	39	66,912	66,560	352
Canadian Dollars, settling 1/12/06	CAD	50	42,046	42,899	(853)
Euros, settling 1/18/06		€3,331	3,909,501	3,948,470	(38,969)
Japanese Yen, settling 1/12/06		¥7,979	67,078	67,788	(710)
					$(38,656)

(c) Interest rate swap contracts outstanding at December 31, 2005:

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments Made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation (Depreciation)
Barclay’s Bank PLC	GBP	1,500	6/15/07	6 Month GBP LIBOR	5.00%	$(2,178)
Barclay’s Bank PLC		$1,700	6/21/08	3 Month USD LIBOR	5.00%	2,975
BNP Paribus S.A.	EUR	600	10/15/10	French Consumer Price Index (excluding tobacco)	2.09%	2,997
Goldman Sachs		$300	6/21/16	3 Month USD LIBOR	5.00%	4,049
Lehman Brothers		$1,600	6/21/11	3 Month USD LIBOR	5.00%	8,228
Lehman Brothers		$500	12/15/35	3 Month USD LIBOR	5.00%	9,360
Lehman Brothers	GBP	800	9/20/09	6 Month GBP LIBOR	4.50%	(564)
Merrill Lynch	GBP	200	12/15/35	4.00%	6 Month GBP LIBOR	(1,383)
						$23,484

(d) Credit default swap contracts outstanding at December 31, 2005:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Portfolio	Unrealized Appreciation (Depreciation)
Bank of America
GMAC	$200	6/20/07	3.76%	$(4,151)
Bear Stearns
Ford Motor Credit	800	6/20/06	3.10%	(6,519)
GMAC	500	6/20/06	3.35%	(4,321)
Goldman Sachs
GMAC	500	12/20/06	5.40%	508
Morgan Stanley
Russian Federation	100	6/20/06	0.58%	155
Republic of Turkey	300	9/20/10	(2.25)%	(8,347)
Wachovia Securities
Dow Jones CDX	200	12/20/10	(0.85)%	561
				$(22,114)

(e) Futures contracts outstanding at December 31, 2005:

Type	Notional Amount (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Eurodollar Future March 2006	$13,000	3/13/06	$(9,750)
Eurodollar Future June 2006	13,000	6/19/06	(9,750)
Eurodollar Future September 2006	13,250	9/18/06	(14,288)
Eurodollar Future December 2006	11,250	12/18/06	1,575
Eurodollar Future March 2007	5,500	3/19/07	(2,413)
Eurodollar Future June 2007	6,000	6/18/07	(1,100)
Eurodollar Future September 2007	5,250	9/17/07	(462)
U.S. Treasury Bond Future	1,900	3/22/06	30,625
U.S. Treasury 5 Year Note	1,400	3/22/06	3,500
U.S. Treasury 10 Year Note	2,500	3/22/06	22,578
Short: Euro Bobl 5 Year EUX March 2006	(2,800)	3/31/06	3,932
LIBOR Futures December 2006	(500)	12/20/06	(304)
			24,143

LIBOR- London Interbank Offered Rate

(4)  Income Tax Information

The tax character of dividends paid during the years ended December 31 were:

	2005	2004
Ordinary Income	$9,406,017	$6,039,590
Long-term Capital Gains	6,653,835	—

At December 31, 2005, tax basis distributable earnings of $39,957,047 was comprised $23,159,826 from long-term capital gains and $16,797,221 from ordinary income.

The cost basis of portfolio securities for federal income tax purposes is $345,576,479. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $23,509,439, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $6,291,043 net unrealized appreciation for federal income tax purposes is $17,218,396.

The difference between book and tax basis unrealized/depreciation is primarily attributable to wash sales.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized currency losses arising after October 31, 2005 of $67,109. Such losses are treated for tax purposes as arising on January 1, 2006.

(5)  Regulatory and Litigation Matters

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Portfolio.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT
OpCap Managed Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Premier VIT—OpCap Managed Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT—OpCap Managed Portfolio (one of the portfolios of Premier VIT, formerly PIMCO Advisors VIT, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2006

Premier VIT
OpCap Managed Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid ordinary income dividends of $1.08427 per share and long-term capital gain dividends of $0.76702 per share during the year ended December 31, 2005.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT
PRINCIPAL OFFICERS
(unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.

Malcolm Bishopp Date of Birth: 6/11/48 Executive Vice President since: 2004

Managing Director of Allianz Global Investors Distributors LLC, responsible for the management and business development of VA and VUL advisory and sub-advisory relationships; responsible for the marketing and business development of the PIMCO Funds onto the major DC Retirement Platforms.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary & Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT

1345 Avenue of the Americas

New York, NY 10105

Trustees and Principal Officers
Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser
OpCap Advisors LLC 1345 Avenue of the Americas New York, NY 10105

Sub-Advisers
Oppenheimer Capital LLC 1345 Avenue of the Americas New York, NY 10105

Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660

Distributor
Allianz Global Investors Distributors LLC 2187 Atlantic Street Stamford, CT 06902

Custodian and Transfer Agent
State Street Corp. P.O. Box 1978 Boston, MA 02105

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel
Mayer, Brown, Rowe & Maw LLP 1675 Broadway New York, NY 10019-5820

Premier VIT

OpCap Mid Cap Portfolio

Annual Report
December 31, 2005

2005 ANNUAL REPORT

Premier VIT OpCap Mid Cap Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—OpCap Mid Cap Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT OpCap Mid Cap Portfolio

(unaudited)

Important information about the portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov, and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarters’ office, 450 5th Street NW., Room 1200, Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

• For the one-year period ended December 31, 2005, the Portfolio returned 16.18% versus 10.60% for its benchmark, the Wilshire Mid Cap 750 Universe Index.

• After struggling at the start of the year in the face of rising energy prices and mixed economic signals, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits. Mid-cap stocks were the best performing domestic equity asset class for the year.

• Large-cap stocks outperformed small caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Energy and utilities stocks were the best performers in 2005 while consumer discretionary and telecom stocks were the poorest performers for the year.

• A large overweight to the energy sector was a key contributor to outperformance in 2005. In particular, National Oilwell Varco (drilling equipment) and Anadarko Petroleum (oil and gas exploration) posted strong results.

• Strong stock selection in the industrials sector also aided portfolio performance. Continental Airlines surged on expectations that easing fuel prices would boost earnings going forward. OshKosh Trucks benefited from in demand, particularly for the firms defense and military vehicles.

• Conversely, stock selection in the healthcare sector detracted from portfolio performance despite strong contribution from an overweight. Both Beckman Coulter (medical devices) and Par Pharmaceuticals posted disappointing results.

Average Annual Total Returns for the periods ended 12/31/05

	1 year	5 year	Inception (2/9/98)
OpCap Mid Cap Portfolio	16.18%	12.69%	13.61%
Wilshire Mid Cap 750 Universe	10.60%	8.43%	9.83%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assume reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,123.40	$5.73
Hypothetical Performance	$1,000.00	$1,019.81	$5.45

Expenses are equal to the Portfolio’s annualized expense ratio of 1.07%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the periods ended 12/31/05

Top Ten Industries as of 12/31/05
(% of net assets)

Electronics	9.4%
Machinery/Engineering	8.5%
Retail	6.5%
Insurance	5.7%
Manufacturing	5.7%
Drugs & Medical Products	4.7%
Banking	4.4%
Healthcare & Hospitals	4.4%
Business Services	4.2%
Financial Services	3.9%

Premier VIT
OpCap Mid Cap Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK — 98.6%
	Advertising — 3.8%
3,400	Lamar Advertising Co. *	$156,876
4,200	WPP Group plc ADR *	226,800
		383,676

	Aerospace/Defense — 3.0%
2,400	Alliant Techsystems, Inc. *	182,808
2,200	DRS Technologies, Inc.	113,124
		295,932

	Airlines — 2.2%
10,487	Continental Airlines, Inc. *	223,373

	Banking — 4.4%
1,300	M & T Bank Corp.	141,765
5,521	TCF Financial Corp.	149,840
2,000	Zions Bancorp.	151,120
		442,725

	Business Services — 4.2%
4,200	Dun & Bradstreet Corp. *	281,232
5,400	MoneyGram International, Inc.	140,832
		422,064

	Chemicals — 1.2%
5,191	Lyondell Chemical Co.	123,650

	Commercial Services — 1.5%
5,300	ARAMARK Corp.	147,234

	Consumer Products — 2.3%
4,971	Sherwin-Williams Co.	225,783

	Drugs & Medical Products — 4.7%
6,422	Andrx Corp. *	105,770
2,400	Beckman Coulter, Inc.	136,560
3,363	Invitrogen Corp. *	224,110
		466,440

	Electronics — 9.4%
8,100	Amphenol Corp.	358,506
7,900	Arrow Electronics, Inc.*	253,037
8,600	Gentex Corp.	167,700
4,100	Jabil Circuit, Inc.*	152,069
		931,312

	Financial Services — 3.9%
1,594	Ambac Financial Group, Inc.	122,834
2,100	MGIC Investment Corp.	138,222
3,084	Piper Jaffray Companies, Inc. *	124,594
		385,650

	Food Services — 1.7%
6,400	Ruby Tuesday, Inc.	165,696

	Healthcare & Hospitals — 4.4%
2,700	DaVita, Inc. *	136,728
5,600	Laboratory Corp. of America Holdings *	301,560
		438,288

	Insurance — 5.7%
5,628	Conseco, Inc. *	130,401
2,582	PartnerRe Ltd.	169,560
4,461	Platinum Underwriters Holdings, Ltd.	138,603
2,668	Reinsurance Group of America, Inc.	127,424
		565,988

	Internet Software & Services — 1.4%
11,300	Digitas, Inc. *	141,476

	Investment Company — 2.5%
2,300	Canadian Oil Sands Trust	249,320

	Machinery/Engineering — 8.5%
6,200	AMETEK, Inc.	263,748
5,200	Gardner Denver, Inc. *	256,360
2,100	National-Oilwell Varco, Inc.*	131,670
4,543	Zebra Technologies Corp. *	194,667
		846,445

	Manufacturing — 5.7%
6,400	Actuant Corp.	357,120
3,100	Eaton Corp.	207,979
		565,099

	Measuring Instruments — 2.7%
5,500	Thermo Electron Corp.*	165,715
2,700	Waters Corp. *	102,060
		267,775

Shares			Value
	COMMON STOCK (continued)
	Medical Research — 3.6%
3,616	Charles River Laboratories International, Inc. *		$153,210
3,400	Fisher Scientific International, Inc. *		210,324
			363,534

	Metals & Mining — 3.1%
4,000	Inco Ltd.		174,280
13,700	International Coal Group, Inc. *		130,150
			304,430

	Oil & Gas — 3.9%
9,000	Delta Petroleum Corp. *		195,930
2,300	FMC Technologies, Inc. *		98,716
3,400	Range Resources Corp.		89,556
			384,202

	Retail — 6.5%
4,900	Claire’s Stores, Inc.		143,178
10,300	Dollar General Corp.		196,421
4,169	Ross Stores, Inc.		120,484
7,869	TJX Companies, Inc.		182,797
			642,880

	Transportation — 3.6%
2,300	Canadian National Railway Co.		183,977
6,700	Pacer International, Inc.		174,602
			358,579

	Trucks & Trailers — 2.1%
4,600	Oshkosh Truck Corp.		205,114

	Utilities — 2.6%
4,100	Cinergy Corp.		174,086
3,456	DPL Inc.		89,890
			263,976
	Total Common Stock (cost—$7,643,125)		9,810,641

Principal Amount (000)			Value
	U.S. GOVERNMENT AGENCY SECURITIES — 1.5%
$150	Federal Home Loan Bank, 3.40%, 1/3/06 (cost-$149,972)		$149,972
	Total Investments (cost-$7,793,097)	100.1%	9,960,613
	Liabilities in excess of other assets	(0.1)	(11,679)
	Net Assets	100.0%	$9,948,934

* Non-income producing.

ADR - American Depositary Receipt

See accompanying notes to financial statements

Premier VIT
OpCap Mid Cap Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$7,793,097)	$9,960,613
Cash	21,599
Dividends receivable	3,722
Prepaid expenses	745
Total Assets	9,986,679

Liabilities:
Deferred trustees’ retirement plan expense	5,623
Investment advisory fee payable	4,288
Payable for shares of beneficial interest redeemed	480
Accrued expenses	27,354
Total Liabilities	37,745
Net Assets	$9,948,934

Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$6,245
Paid-in-capital in excess of par	6,423,808
Accumulated net investment loss	(5,623)
Accumulated net realized gain on investments	1,356,991
Net unrealized appreciation of investments and foreign currency transactions	2,167,513
Net Assets	$9,948,934
Shares outstanding	624,489
Net asset value, offering price and redemption price per share	$15.93

See accompanying notes to financial statements

Premier VIT
OpCap Mid Cap Portfolio
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $1,138)	$62,929
Interest	3,018
Total investment income	65,947

Expenses:
Investment advisory fees	77,055
Reports to shareholders	24,275
Custodian fees	18,211
Audit and tax services	14,684
Trustees’ fees and expenses	7,324
Transfer agent fees	4,030
Insurance expense	1,021
Miscellaneous	1,965
Total expenses	148,565
Less: investment advisory fees waived	(45,137)
custody credits earned on cash balances	(7,111)
Net expenses	96,317
Net investment loss	(30,370)

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	1,404,887
Net change in unrealized appreciation/depreciation of:
Investments	81,314
Foreign currency transactions	(16)
Net realized and change in unrealized gain on investments and foreign currency transactions	1,486,185
Net increase in net assets resulting from investment operations	$1,455,815

See accompanying notes to financial statements

Premier VIT
OpCap Mid Cap Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
Investment Operations:
Net investment loss	$(30,370)	$(50,339)
Net realized gain on investments	1,404,887	1,823,817
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	81,298	28,289
Net increase in net assets resulting from investment operations	1,455,815	1,801,767
Dividends and Distributions to Shareholders from:
Net investment income	—	(10,350)
Net realized gains	(409,320)	(1,671,056)
Total dividends and distributions to shareholders	(409,320)	(1,681,406)
Share Transactions:
Net proceeds from the sale of shares	459,000	247,961
Reinvestment of dividends and distributions	409,320	1,681,406
Cost of shares redeemed	(1,827,373)	(3,823,077)
Net decrease in net assets from share transactions	(959,053)	(1,893,710)
Total increase (decrease) in net assets	87,442	(1,773,349)
Net Assets:
Beginning of year	9,861,492	11,634,841
End of year	$9,948,934	$9,861,492
Shares Issued and Redeemed:
Issued	31,715	16,801
Issued in reinvestment of dividends and distributions	28,785	117,132
Redeemed	(126,075)	(259,276)
Net decrease	(65,575)	(125,343)

See accompanying notes to financial statements

Premier VIT
OpCap Mid Cap Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

Year ended December 31,
2005	2004	2003	2002	2001
Net asset value, beginning of year	$14.29	$14.27	$12.13	$13.46	$13.02
Investment Operations:
Net investment income (loss)	(0.05)	(0.07)	0.00	*	0.00	*	0.00	*
Net realized and change in unrealized gain (loss) on investments and foreign currency transactions	2.29	2.78	3.84	(0.96	l	0.85
Total from investment operations	2.24	2.71	3.84	(0.96)	0.85
Dividends and Distributions to Shareholders from:
Net investment income	—	(0.02)	—	—	(0.02)
Net realized gains	(0.60)	(2.67)	(1.70)	(0.37)	(0.36)
Return of capital	—	—	—	—	(0.03)
Total dividends and distributions to shareholders	(0.60)	(2.69)	(1.70)	(0.37)	(0.41)
Net asset value, end of year	$15.93	$14.29	$14.27	$12.13	$13.46
Total Return (1)	16.18%	19.34%	32.42%	(7.07)%	6.63%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$9,949	$9,861	$11,635	$10,427	$16,479
Ratio of expenses to average net assets (2)(3)	1.07%	1.03%	1.02%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets (3)	(0.32)%	(0.47)%	0.03%	0.00	%**	0.06%
Portfolio Turnover	66%	60%	81%	93%	85%

*                 Less than $0.005 per share

**          Less than 0.005%

(1)          Assumes reinvestment of all dividends and distributions.

(2)          Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(H) in Notes to Financial Statements).

(3)          During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.54% and (0.79)%, respectively for the year ended December 31, 2005; 1.30% and (0.74)%, respectively, for the year ended December 31, 2004; 1.26% and (0.22)%, respectively, for the year ended December 31, 2003; 1.17% and (0.17)%, respectively, for the year ended December 31, 2002; 1.15% and (0.08)%, respectively, for the year ended December 31, 2001.

See accompanying notes to financial statements

Premier VIT
OpCap Mid Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1)  Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Value Portfolio, OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap Mid Cap Portfolio (the “Portfolio”), OpCap Renaissance Portfolio and OpCap Small Cap Portfolio. OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz AG.

The Portfolio’s objective is to seek long-term capital appreciation by investing at least 80% in equity securities of companies with market capitalization between $500 million and $8 billion at the time of purchase which the Investment Adviser believes are under valued in the market place.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. Portfolio securities and other financial instruments listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Short-term investments maturing in sixty days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange.

(B)  Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C)  Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(D)  Foreign Currency Translations

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(E)  Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended December 31, 2005, the permanent difference, of $30,076, was primarily attributable to net operating losses. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

(F)  Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(G)  Trustees’ Retirement Plan

The Trustees have adopted a Retirement Plan (the “Plan”). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 2005, the Portfolio’s payable in connection with the Plan was $5,623, of which $464 was accrued during the year ended December 31, 2005.

(H)  Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  Investment Adviser/Sub-Adviser

The Portfolio has an Investment Management Agreement (the “Agreement”) with the Investment Adviser. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs, and administrative matters. Pursuant to the Agreement, the Investment Adviser receives an annual fee, payable monthly, at an annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Adviser has retained its affiliate, Oppenheimer Capital LLC (the “Sub-Adviser”), to manage the Portfolio’s investments. The Investment Adviser and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

(3)  Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $6,166,443 and $7,505,771, respectively.

(4)  Income Taxes

The tax character of dividends and distributions paid during the years ended December 31 were:

	2005	2004
Ordinary income	$14,169	$701,020
Long-term capital gains	395,151	980,386

At December 31, 2005, tax basis distributable earnings were comprised from:

Ordinary income	$393,485
Long-term capital gains	$987,300

The cost basis of portfolio securities for federal income tax purposes is $7,816,891. Aggregated gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,224,650; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $80,928; net unrealized appreciation for federal income tax purposes is $2,143,722.

The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

(5)  Regulatory and Litigation Matters

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Portfolio.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT

OpCap Mid Cap Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Premier VIT—OpCap Mid Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT—OpCap Mid Cap Portfolio (one of the portfolios of Premier VIT, formerly PIMCO Advisors VIT, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2006

Premier VIT

OpCap Mid Cap Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid long-term capital gain dividends of $0.57975 per share and a short-term capital gain dividends of $0.02079 per share during the year ended December 31, 2005.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT
PRINCIPAL OFFICERS
(unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.

Malcolm Bishopp Date of Birth: 6/11/48 Executive Vice President since: 2004

Managing Director of Allianz Global Investors Distributors LLC, responsible for the management and business development of VA and VUL advisory and sub-advisory relationships; responsible for the marketing and business development of the PIMCO Funds onto the major DC Retirement Platforms.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary & Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT

1345 Avenue of the Americas

New York, NY 10105

Trustees and Principal Officers
Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor
Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian and Transfer Agent
State Street Corp.
P.O. Box 1978
Boston, MA 02105

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

Premier VIT

OpCap Renaissance Portfolio

Annual Report
December 31, 2005

2005 ANNUAL REPORT

Premier VIT OpCap Renaissance Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—OpCap Renaissance Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT OpCap Renaissance Portfolio
(unaudited)

Important information about the portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov, and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarters’ office, 450 5th Street NW., Room 1200, Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

•                                          For the one-year period ended December 31, 2005, the Portfolio returned -4.53% versus 12.64% for its benchmark, the Russell Mid-Cap Value Index.

•                                          On February 11, 2005, Oppenheimer Capital LLC (an Allianz-owned investment management firm) assumed responsibility for the portfolio management of OpCap Renaissance VIT Portfolio (formerly PEA Renaissance VIT Portfolio).

•                                          After struggling at the start of the year in the face of rising energy prices and mixed economic signals, the stock market in general posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits.

•                                          Large-cap stocks outperformed small caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Energy and utilities stocks were the best performers in 2005 while consumer discretionary and telecom stocks were the poorest performers for the year.

•                                          The Portfolio was negatively affected by poor stock selection and an overweighting of the technology sector. The Fund’s holdings in the more cyclical segments of technology suffered the most, including Sanmina-SCI and Solectron. Both were subsequently sold from the portfolio.

•                                          Poor stock selection in the healthcare sector also detracted from portfolio performance, as both Pfizer Inc. (Pharmaceuticals) and Beckman Coulter (diagnostic equipment) underperformed.

•                                          Conversely, our financials exposure was a positive contributor to portfolio performance. In particular, AON Corp. (accident and health insurance) has seen strong results since it was purchased in the portfolio.

Average Annual Total Returns for the periods ended 12/31/05

	1 year	Inception (07/10/02)
OpCap Renaissance Portfolio	-4.53%	13.07%
Russell Mid-Cap Value Index	12.64%	16.15%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,056.40	$5.60
Hypothetical Performance	$1,000.00	$1,019.76	$5.50

Expenses are equal to the Portfolio’s annualized expense ratio of 1.08%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the periods ended 12/31/05

Top Ten Industries as of 12/31/05
(% of net assets)

Insurance	11.7%
Financial Services	11.4%
Electronics	9.0%
Drugs & Medical Products	7.6%
Oil & Gas	7.0%
Manufacturing	5.8%
Banks	5.5%
Financing	3.7%
Retail	3.6%
Leisure	3.1%

Premier VIT
OpCap Renaissance Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK - 92.3%
	Advertising - 1.2%
9,000	Lamar Advertising Co. (a)	$415,260

	Aerospace & Defense - 2.9%
17,000	Continental Airlines, Inc. (a)	362,100
7,000	DRS Technologies, Inc.	359,940
7,000	Goodrich Corp.	287,700
		1,009,740

	Automotive - 1.0%
8,184	Oshkosh Truck Corp.	364,925

	Banks - 5.5%
2,700	M & T Bank Corp.	294,435
16,000	TCF Financial Corp.	434,240
15,500	Zions Bancorp.	1,171,180
		1,899,855

	Business Services - 2.5%
6,400	Dun & Bradstreet Corp. (a)	428,544
15,900	McAfee, Inc. (a)	431,367
		859,911

	Chemicals - 1.3%
15,500	Huntsman Corp. (a)	266,910
8,205	Lyondell Chemical Co.	195,443
		462,353

	Consumer Products - 1.2%
11,000	Waters Corp. (a)	415,800

	Containers & Packing - 1.6%
38,500	Smurfit-Stone Containers Corp. (a)	545,545

	Diversified Manufacturing - 1.6%
8,500	Parker Hannifin Corp.	560,660

	Drugs & Medical Products - 6.3%
12,500	Beckman Coulter, Inc.	711,250
10,000	Davita, Inc. (a)	506,400
22,000	Input/Output, Inc. (a)	154,660
35,600	Pfizer, Inc.	830,192
		2,202,502

	Education - 0.8%
8,300	Career Education Corp. (a)	279,876

	Electronics - 9.0%
6,500	Amphenol Corp.	287,690
4,500	Dominion Resources, Inc.	347,400
7,700	DPL, Inc.	200,277
29,000	Gentex Corp.	565,500
27,600	Jabil Circuit, Inc. (a)	1,023,684
7,000	L-3 Communications Holdings, Inc.	520,450
5,000	SCANA Corp.	196,900
		3,141,901

	Financial Services - 11.4%
10,000	Capital One Financial Corp.	864,000
18,000	Citigroup, Inc.	873,540
18,000	Countrywide Financial Corp.	615,420
21,800	J.P. Morgan Chase & Co.	865,242
11,000	Merrill Lynch & Co., Inc.	745,030
		3,963,232

	Financing - 3.7%
25,000	CIT Group, Inc	1,294,500

	Food Services - 0.6%
10,000	Applebee’s International, Inc.	225,900

	Health & Hospitals - 2.2%
14,000	Laboratory Corp. of America Holdings (a)	753,900

	Insurance - 11.7%
$5,100	Ambac Financial Group, Inc.	$393,006
18,800	Conseco, Inc. (a)	435,596
9,000	Hartford Financial Services Group, Inc.	773,010
27,000	Marsh & McLennan Companies, Inc.	857,520
11,300	Reinsurance Group of America, Inc.	539,688
6,300	PartnerRe Ltd.	413,721
9,500	Platinum Underwriters Holdings, Ltd.	295,165
5,300	XL Capital Ltd.	357,114
		4,064,820

	Leisure - 3.1%
24,000	Royal Caribbean Cruises Ltd.	1,081,440

	Machinery - 1.2%
10,000	Zebra Technologies Corp. (a)	428,500

Shares			Value
	COMMON STOCK (continued)
	Manufacturing - 5.8%
19,500	Eaton Corp.		$1,308,255
10,500	Invitrogen Corp. (a)		699,720
			2,007,975

	Measuring Instruments - 1.5%
5,200	Dover Corp.		210,548
10,600	Thermo Electron Corp. (a)		319,378
			529,926

	Medical Research - 0.7%
5,900	Charles River Laboratories International, Inc. (a)		249,983

	Multi-Media - 0.8%
18,500	News Corp.		287,675

	Oil & Gas - 6.0%
4,700	Burlington Resources, Inc.		405,140
4,000	ConocoPhillips		232,720
9,500	National-Oilwell Varco, Inc. (a)		595,650
19,200	XTO Energy, Inc.		843,648
			2,077,158

	Retail - 3.6%
9,000	Claire’s Stores, Inc.		262,980
9,000	Family Dollar Stores, Inc.		223,110
3,100	Ruby Tuesday, Inc.		80,259
29,000	TJX Co, Inc.		673,670
			1,240,019

	Semi-Conductors - 1.3%
47,000	Taiwan Semiconductor-ADR.		465,770

	Telecommunications - 2.0%
11,300	ALLTEL Corp.		713,030

	Utilities - 1.8%
13,000	Cinergy Corp.		551,980
7,000	International Coal Group, Inc. (a)		66,500
			618,480
	Total Common Stock (cost-$30,075,854)		32,160,636

	FOREIGN COMMON STOCK - 5.0%
	Canada - 1.0%
	Oil & Gas - 1.0%
3,300	Canadian Oil Sands Trust.		356,619

	France - 1.3%
	Drugs & Medical Products - 1.3%
5,000	Sanofi-Aventis. (a)		437,849

	United Kingdom -2.7%
	Advertising - 2.7%
88,000	WPP Group plc ADR.		951,023
	Total Foreign Common Stock (cost-$1,720,741)		1,745,491
	Total Investments (cost-$31,796,595)	97.3%	33,906,127
	Other assets less liabilities.	2.7	932,453
	Net Assets	100.0%	$34,838,580

(a)  Non-income producing.

ADR - American Depositary Receipt

See accompanying notes to financial statements

Premier VIT
OpCap Renaissance Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$31,796,595)	$33,906,127
Cash	1,126,230
Receivable for shares of beneficial interest sold	28,664
Dividends receivable	13,609
Prepaid expenses	1,538
Total Assets	35,076,168
Liabilities:
Payable for shares of beneficial interest redeemed	159,955
Investment advisory fee payable	42,513
Deferred trustees’ retirement plan expense	3,260
Accrued expenses	31,860
Total Liabilities	237,588
Net Assets	$34,838,580
Composition of Net Assets:
Beneficial interest shares of $0.01 par value (unlimited number authorized)	$25,158
Paid-in-capital in excess of par	33,008,450
Undistributed net investment income	73,488
Accumulated net realized loss on investments	(378,044)
Net unrealized appreciation of investments and foreign currency transactions	2,109,528
Net Assets	$34,838,580
Shares outstanding	2,515,770
Net asset value, offering price and redemption price per share	$13.85

See accompanying notes to financial statements

Premier VIT
OpCap Renaissance Portfolio
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $4,423)	$449,764
Expenses:
Investment advisory fees	299,539
Custodian fees	55,905
Reports to shareholders	31,250
Audit and tax services fees	16,604
Trustees’ fees and expenses	14,133
Transfer agent fees	8,242
Legal fees	2,245
Insurance expense	1,847
Miscellaneous	1,854
Total expenses	431,619
Less: investment advisory fees waived	(7,690)
custody credits earned on cash balances	(49,505)
Net expenses	374,424
Net investment income	75,340
Realized and Change in Unrealized Loss:
Net realized loss on:
Investments	(345,085)
Foreign currency transactions	(1,031)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(1,682,862)
Net realized and change in unrealized loss on investments and foreign currency transactions	(2,028,978)
Net decrease in net assets resulting from investment operations	$(1,953,638)

See accompanying notes to financial statements

Premier VIT
OpCap Renaissance Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2005	2004
Investment Operations:
Net investment income (loss)	$75,340	$(45,045)
Net realized gain (loss) on investments	(346,116)	3,927,243
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(1,682,862)	1,748,790
Net increase (decrease) in net assets resulting from investment operations	(1,953,638)	5,630,988
Distributions to Shareholders from net realized gains on investments	(1,930,777)	(2,044,061)
Share Transactions:
Net proceeds from the sale of shares	13,636,662	47,813,517
Reinvestment of distributions	1,930,777	2,044,061
Cost of shares redeemed	(16,413,867)	(26,395,606)
Net increase (decrease) in net assets from share transactions	(846,428)	23,461,972
Total increase (decrease) in net assets	(4,730,843)	27,048,899
Net Assets:
Beginning of year	39,569,423	12,520,524
End of year (including undistributed (dividends in excess of) net investment income of $73,488 and $(820), respectively)	$34,838,580	$39,569,423
Shares Issued and Redeemed:
Issued	1,001,513	3,348,771
Issued in reinvestment of distributions	141,551	134,475
Redeemed	(1,222,624)	(1,805,455)
Net increase (decrease)	(79,560)	1,677,791

See accompanying notes to financial statements

Premier VIT
OpCap Renaissance Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

	Year ended			For the Period July 10, 2002* through
	December 31, 2005	December 31, 2004	December 31, 2003	December 31, 2002
Net asset value, beginning of period	$15.25	$13.65	$8.79	$10.00
Investment Operations:
Net investment income (loss)	0.03	(0.02)	0.00 **	0.00	**
Net realized and change in unrealized gain (loss) on investments and foreign currency transactions	(0.73)	2.29	4.97	(1.21)
Total from investment operations	(0.70)	2.27	4.97	(1.21)
Dividends and Distributions to Shareholders from:
Net investment income	—	—	(0.00)**	—
Net realized gains	(0.70)	(0.67)	(0.11)	—
Total dividends and distributions to shareholders	(0.70)	(0.67)	(0.11)	—
Net asset value, end of period	$13.85	$15.25	$13.65	$8.79
Total Return (1)	(4.53)%	16.68%	56.53%	(12.10)%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$34,839	$39,569	$12,521	$900
Ratio of expenses to average net assets (2)(3)	1.13%	1.14%	1.08%	1.06	%(4)
Ratio of net investment income (loss) to average net assets (3)	0.20%	(0.14)%	0.04%	0.10	%(4)
Portfolio Turnover	150%	88%	45%	36%

*                 Commencement of operations.

**          Less than $0.005 per share.

(1)          Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)          Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial Statements).

(3)          During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fee and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.15% and 0.18%, respectively, for the year ended December 31, 2005; 1.17% and (0.18)%, respectively for the year ended December 31, 2004; 1.71% and (0.59)%, respectively, for year ended December 31, 2003; and 4.87% (annualized) and (3.71)% (annualized), respectively, for the period July 10, 2002 (commencement of operations) through December 31, 2002.

(4)          Annualized.

See accompanying notes to financial statements

Premier VIT
OpCap Renaissance Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1)  Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Value Portfolio, OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap Mid Cap Portfolio, OpCap Renaissance Portfolio (the “Portfolio”) and OpCap Small Cap Portfolio. OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz AG.

The Portfolio’s objective is to seek long-term capital appreciation and income by investing under normal conditions at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. To achieve income, the Portfolio invests a portion of its assets in income-producing stocks.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. Portfolio securities and other financial instruments listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”).

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. With respect to certain foreign securities, the Portfolio may fair value securities using modeling tools provided by third-party vendors. When fair valuing securities, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Portfolio’s NAV is calculated. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolio for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

(B)  Investment Transaction and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses from the sale of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C)  Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(D)  Foreign Currency Transactions

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.  However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(E)  Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended December 31, 2005, permanent differences of $1,032 are primarily attributable to the differing treatment of foreign currency transactions. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(F)  Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(G)  Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(H)  Trustees’ Retirement Plan

The Trustees have adopted a Retirement Plan (the “Plan”). The Plan provides for payments upon retirement to Independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2005, the Portfolio’s payable in connection with the Plan was $3,260, of which $2,606 was accrued during the year ended December 31, 2005.

(2)  Investment Adviser/Sub-Adviser

The Portfolio has an Investment Management Agreement (the “Agreement”) with the Investment Adviser. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs, and administrative matters. Pursuant to the Agreement, the Investment Adviser receives an annual fee, payable monthly, an the annual rate of 0.80% on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Adviser has retained its affiliate, Oppenheimer Capital LLC (the “Subadviser”), to manage the Portfolio’s investments. The Investment Adviser and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

(3)  Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities, aggregated $53,176,406 and $54,553,625, respectively.

(4)  Income Tax Information

The tax character of dividends and distributions paid during the years ended December 31:

	2005	2004
Ordinary income	$1,170,102	$1,262,762
Long-term capital gains	760,675	781,299

At December 31, 2005, the Portfolio had a capital loss carryforward of $320,013 (all of which will expire in 2013) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset futures net realized capital gains, such gains will not be distributed to shareholders.

At December 31, 2005, the tax character of distributable earnings of $77,189 was comprised entirely of ordinary income.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized currency losses of $441, arising after October 31, 2005. Such losses are treated as arising on January 1, 2006.

The cost basis of portfolio securities for federal income tax purposes is $31,854,626. Aggregated gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,669,119; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $617,618; net unrealized appreciation for federal income tax purposes is $2,051,501.

The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

(5)  Regulatory and Litigation Matter

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Portfolio.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT
OpCap Renaissance Portfolio
REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
Premier VIT—OpCap Renaissance Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT—OpCap Renaissance Portfolio, formerly PIMCO Advisors VIT—PEA Renaissance Portfolio, (one of the portfolios of Premier VIT, hereafter referred to as the “Portfolio’’) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period July 10, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements’’) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2006

Premier VIT
OpCap Renaissance Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid ordinary income dividends of $0.42342 per share and long-term capital gain dividends of $0.27526 per share during the year ended December 31, 2005.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT
PRINCIPAL OFFICERS
(unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.

Malcolm Bishopp Date of Birth: 6/11/48 Executive Vice President since: 2004

Managing Director of Allianz Global Investors Distributors LLC, responsible for the management and business development of VA and VUL advisory and sub-advisory relationships; responsible for the marketing and business development of the PIMCO Funds onto the major DC Retirement Platforms.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary & Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT
1345 Avenue of the Americas
New York, NY 10105

Trustees and Principal Officers

Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser

OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Distributor

Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian and Transfer Agent

State Street Corp.
P.O. Box 1978
Boston, MA 02105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

Premier VIT

OpCap Small Cap Portfolio

Annual Report
December 31, 2005

2005 ANNUAL REPORT

Premier VIT OpCap Small-Cap Portfolio

Letter to Shareholders

Dear Shareholder:

I am pleased to provide you with the annual report for Premier VIT—OpCap Small-Cap Portfolio (the “Portfolio”) for the year ended December 31, 2005.

Please refer to the following pages for specific Portfolio information. If you have any questions regarding the information provided, please contact your financial adviser or call our shareholder services area at (800) 700-8258.

Thank you for investing with us, we remain dedicated to serving your investment needs.

Brian S. Shlissel

President & Chief Executive Officer

2005 ANNUAL REPORT

Premier VIT OpCap Small-Cap Portfolio

(unaudited)

Important information about the portfolio

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Commission’s website at www.sec.gov , and (ii) may be reviewed and copied at the Commission’s Public Reference Room which is located at Commission’s headquarters’ office, 450 5th Street NW., Room 1200, Washington D.C. 20459, (800) SEC-0330.

Information about how the Portfolio voted proxies relating to portfolio securities held for the previous 12 month period ending June 30, is available without charge, upon request, on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information contains additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-700-8258.

Copies of the policies and procedures the Portfolio’s adviser and subadvisers use in determining how to vote proxies for the Funds are available without charge, upon request on the SEC’s website at http://www.sec.gov.

The following disclosure provides important information regarding each Portfolio’s Expense Example, which appears on each Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Shareholder Expense Example

Portfolio Shareholders incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 07/01/05 to 12/31/05.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses.

•                  For the one-year period ended December 31, 2005, the Portfolio returned 0.06% versus 4.56% for its benchmark, the Russell 2000 Index.

•                  After struggling at the start of the year in the face of rising energy prices and mixed economic signals, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits.

•                  Large-cap stocks outperformed small caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Energy and utilities stocks were the best performers in 2005 while consumer discretionary and telecom stocks were the poorest performers for the year. Mid-cap stocks were the best performing domestic equity asset class in 2005.

•                  Stock selection in the healthcare sector negatively affected performance during the period. Both Third Wave Technologies and Northfield Laboratories were among the Portfolio’s largest detractors from relative performance.

•                  An overweight and stock selection in the information technology sector also hurt performance, as technology stocks underperformed the broad market in 2005. Circuit board producer TTM Technologies detracted from performance during the period, as did business process outsourcing firm BISYS Group.

•                  Conversely, an overweight and stock selection in the industrials sector aided performance during the period. Astec Industries, a manufacturer of equipment used in the production and application of asphalt, is the Portfolio’s largest position and saw considerable gains during the year.

Average Annual Total Returns for the periods ended 12/31/05

	1 year	5 year	10 year	Inception (8/1/88)
OpCap Small-Cap Portfolio	0.06%	7.39%	10.38%	11.94%
Russell 2000 Index	4.56%	8.23%	9.26%	10.67%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, please visit http://www.allianzinvestors.com/PremierVIT. Total return calculations do not reflect charges imposed by the Variable Accounts, assumes reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Expense example for the period ended 12/31/05

	Beginning Value	Ending Value	Expenses Paid
Actual Performance	$1,000.00	$1,067.90	$4.80
Hypothetical Performance	$1,000.00	$1,020.57	$4.69

Expenses are equal to the Portfolio’s annualized expense ratio of 0.92%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the number of days in the period).

Growth of $10,000 for the periods ended 12/31/05

Top Ten Industries as of 12/31/05
(% of net assets)

Drugs & Medical Products	12.2%
Banking	8.2%
Retail	7.8%
Oil & Gas	7.4%
Building/Construction	5.9%
Automotive	5.2%
Computer Services	5.2%
Insurance	4.7%
Real Estate Investment Trusts	4.7%
Computer Software	4.0%

Premier VIT
OpCap Small Cap Portfolio
SCHEDULE OF INVESTMENTS

December 31, 2005

Shares		Value
	COMMON STOCK — 99.7%
	Airlines — 1.4%
170,100	Republic Airways Holdings, Inc. (a)	$2,585,520

	Aerospace/Defense — 2.0%
64,100	Aviall, Inc. (a)	1,846,080
152,000	Innovative Solutions and Support, Inc. (a)	1,942,560
		3,788,640

	Automotive — 5.2%
191,500	Keystone Automotive Industries, Inc. (a)	6,028,420
69,200	LKQ Corp. (a)	2,395,704
84,837	Midas, Inc. (a)	1,557,607
		9,981,731

	Banking — 8.2%
87,300	First State Bancorp, Inc	2,094,327
130,199	Global Cash Access, Inc. (a)	1,899,604
88,000	Midwest Banc Holdings, Inc	1,958,000
79,100	Pacific Capital Bancorp	2,814,378
62,600	Prosperity Bancshares, Inc	1,799,124
68,700	Signature Bank (a)	1,928,409
106,360	Texas Regional Bancshares, Inc	3,009,988
		15,503,830

	Building/Construction — 5.9%
197,600	Astec Industries, Inc. (a)	6,453,616
22,000	EMCOR Group, Inc. (a)	1,485,660
51,000	Granite Construction, Inc.	1,831,410
39,500	Hughes Supply, Inc.	1,416,075
		11,186,761

	Business Services — 1.6%
275,000	Lionbridge Technologies, Inc. (a)	1,930,500
47,000	Navigant Consulting, Inc. (a)	1,033,060
		2,963,560

	Chemicals — 3.6%
43,000	Central Garden & Pet Co. (a)	1,975,420
106,300	NuCo2, Inc. (a)	2,963,644
96,800	OM Group, Inc. (a)	1,815,968
		6,755,032

	Computer Services — 5.2%
166,368	Digitas, Inc. (a)	2,082,927
153,296	Jack Henry & Associates, Inc.	2,924,888
208,000	Jupitermedia Corp. (a)	3,074,240
56,900	SafeNet, Inc. (a)	1,833,318
		9,915,373

	Computer Software — 4.0%
50,700	DealerTrack Holdings, Inc. (a)	1,063,686
119,235	eResearch Technology, Inc. (a)	1,800,449
152,000	Informatica Corp. (a)	1,824,000
125,400	Open Solutions, Inc. (a)	2,874,168
		7,562,303

	Drugs & Medical Products — 12.2%
323,000	Abaxis, Inc. (a)	5,323,040
112,000	Andrx Corp. (a)	1,844,640
140,000	I-Flow Corp. (a)	2,046,800
209,700	Immucor, Inc. (a)	4,898,592
142,943	Nastech Pharmaceutical Co., Inc. (a)	2,104,121
135,000	Northfield Laboratories, Inc. (a)	1,809,000
302,206	Perrigo Co	4,505,891
197,300	Third Wave Technologies (a)	587,954
		23,120,038

	Education — 0.9%
57,541	Universal Technical Institute, Inc. (a)	1,780,318

	Electronics — 1.0%
49,000	Anixter International, Inc.	1,916,880

Shares		Value
	Financial Services — 3.2%
44,943	Affiliated Managers Group, Inc. (a)	$3,606,676
115,668	Wright Express Corp. (a)	2,544,696
		6,151,372

	Food Services — 3.7%
669,400	Denny’s Corp. (a)	2,697,682
73,821	Performance Food Group Co. (a)	2,094,302
87,558	Ruby Tuesday, Inc.	2,266,877
		7,058,861

	Health & Hospitals — 1.1%
55,700	Matria Healthcare, Inc. (a)	2,158,932

	Insurance — 4.7%
38,217	Delphi Financial Group, Inc.	1,758,364
109,148	James River Group, Inc. (a)	2,166,588
117,000	Tower Group, Inc	2,571,660
57,579	Triad Guaranty Inc. (a)	2,532,900
		9,029,512

	Leasing — 1.8%
73,000	Mobile Mini, Inc. (a)	3,460,200

	Manufacturing — 3.7%
41,700	Actuant Corp.	2,326,860
157,999	Blount International, Inc. (a)	2,516,924
123,000	Hexcel Corp.	2,220,150
		7,063,934

	Measuring Instruments — 3.7%
212,800	FARO Technologies, Inc. (a)	4,256,000
111,252	Measurement Specialties, Inc. (a)	2,708,986
		6,964,986

	Oil & Gas — 7.4%
83,300	Encore Acquisition Co. (a)	2,668,932
68,476	FMC Technologies, Inc. (a)	2,938,990
85,800	Remington Oil & Gas Corp. (a)	3,131,700
67,000	South Jersey Industries, Inc.	1,952,380
82,044	Universal Compression Holdings, Inc. (a)	3,373,649
		14,065,651

	Real Estate (REIT) — 4.7%
65,400	Cousins Properties, Inc.	1,850,820
192,242	Medical Properties Trust, Inc.	1,880,127
161,018	MHI Hospitality Corp. (a)	1,553,824
57,579	Nationwide Health Properties, Inc.	1,232,191
205,413	Spirit Finance Corp.	2,331,437
		8,848,399

	Retail — 7.8%
297,400	A.C. Moore Arts & Crafts, Inc. (a)	4,327,170
138,400	Aeropostale, Inc. (a)	3,639,920
78,300	Children’s Place Retail Stores, Inc. (a)	3,869,586
82,000	School Specialty, Inc. (a)	2,988,080
		14,824,756

	Semi-Conductors — 3.0%
126,538	Fairchild Semiconductor Int’l, Inc. (a)	2,139,758
350,000	Mattson Technology, Inc. (a)	3,521,000
		5,660,758

	Telecommunications — 1.7%
158,000	Syniverse Holdings, Inc. (a)	3,302,200

	Trucking/Shipping — 1.2%
78,300	American Commercial Lines, Inc. (a)	2,371,707

	Water/Sewer — 0.8%
107,809	Southwest Water Co.	1,542,743
	Total Common Stock (cost-$166,256,111)	189,563,997

Principal Amount (000)
	SHORT-TERM INVESTMENTS — 0.4%
	U.S. Government Agency
	Discount Notes — 0.4%

$800	Federal Home Loan Bank, 3.40%, 1/3/06 (cost-$799,849)		$799,849
	Total Investments (cost-$167,055,960)	100.1%	190,363,846
	Liabilities in excess of other assets	(0.10)	(219,274)
	Net Assets	100.0%	$190,144,572

(a)  Non-income producing.

REIT - Real Estate Investment Trust

See accompanying notes to financial statements

Premier VIT
OpCap Small Cap Portfolio
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
Investments, at value (cost-$167,055,960)	$190,363,846
Cash	76,505
Dividends receivable	102,307
Receivable from shares of beneficial interest sold	21,568
Prepaid expenses	14,065
Total Assets	190,578,291

Liabilities:
Investment advisory fee payable	130,930
Deferred trustee’s retirement plan expense	117,787
Payable for shares of beneficial interest redeemed	115,601
Accrued expenses	69,401
Total Liabilities	433,719
Net Assets	$190,144,572

Composition of Net Assets:
Beneficial interest of shares of $0.01 par value (unlimited number authorized)	$60,795
Paid-in-capital in excess of par	156,089,863
Net investment loss	(101,672)
Accumulated net realized gain on investments	10,787,700
Net unrealized appreciation of investments	23,307,886
Net Assets	$190,144,572
Shares outstanding	6,079,507
Net asset value, offering price and redemption price per share	$31.28

See accompanying notes to financial statements

Premier VIT
OpCap Small Cap Portfolio
STATEMENT OF OPERATIONS

For year ended December 31, 2005

Investment Income:
Dividends	$1,220,836
Interest	141,871
Total investment income	1,362,707

Expenses:
Investment advisory fees	1,816,940
Reports to shareholders	75,525
Trustees’ fees and expenses	58,616
Custodian fees	51,174
Audit and tax service fees	31,067
Transfer agent fees	27,392
Legal fees	15,690
Insurance expense	6,780
Miscellaneous	13,051
Total expenses	2,096,235
Less: custody credits earned on cash balances	(7,499)
Net expenses	2,088,736
Net investment loss	(726,029)

Realized and Change in Unrealized Gain(Loss):
Net realized gain on investments	11,379,273
Net realized gain on redemption-in-kind	3,286,430
Net change in unrealized appreciation/depreciation of investments	(18,180,565)
Net realized and change in unrealized loss on investments	(3,514,862)
Net decrease in net assets resulting from operations	$(4,240,891)

See accompanying notes to financial statements

Premier VIT
OpCap Small Cap Portfolio
STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31,
	2005	2004
Operations:
Net investment loss	$(726,029)	$(772,667)
Net realized gain on investments and redemption-in-kind	14,665,703	37,286,246
Net change in unrealized appreciation/depreciation of investments	(18,180,565)	5,904,024
Net increase (decrease) in net assets resulting from operations	(4,240,891)	42,417,603
Dividends and Distributions to Shareholders from:
Net investment income	—	(118,935)
Net realized gains	(34,583,610)	—
Total dividends and distributions paid to shareholders	(34,583,610)	(118,935)
Share Transactions:
Net proceeds from the sale of shares	10,247,839	28,274,835
Reinvestment of dividends and distributions	34,583,610	118,935
Cost of shares redeemed	(91,181,516)	(44,323,298)
Net decrease in net assets from share transactions	(46,350,067)	(15,929,528)
Total increase (decrease) in net assets from share transactions	(85,174,568)	26,369,140
Net Assets:
Beginning of year	275,319,l40	248,950,000
End of year (including dividends in excess of net investment income of $101,672 and $73,696, respectively)	$190,144,572	$275,319,140
Shares Issued and Redeemed:
Issued	333,146	874,174
Issued in reinvestment of dividends and distributions	1,169,948	3,671
Redeemed	(3,039,456)	(1,377,666)
Net decrease	(1,536,362)	(499,821)

See accompanying notes to financial statements

Premier VIT
OpCap Small Cap Portfolio
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2005		2004	2003	2002	2001
Net asset value, beginning of year	$36.15		$30.68	$21.52	$32.26	$32.26
Investment Operations:
Net investment income (loss)	(0.12)		(0.11)	0.05	0.03	0.02
Net realized and change in unrealized gain (loss) on investments	(0.13)		5.59	9.12	(6.18)	2.38
Total from investment operations	(0.25)		5.48	9.17	(6.15)	2.40
Dividends and Distributions to Shareholders from:
Net investment income	—		(0.01)	(0.01)	(0.02)	(0.24)
Net realized gains	(4.62)		—	—	(4.57)	(2.16)
Total dividends and distributions to shareholders	(4.62)		(0.01)	(0.01)	(4.59)	(2.40)
Net asset value, end of year	$31.28		$36.15	$30.68	$21.52	$32.26
Total Return (1)	0.06%		17.88%	42.65%	(21.64)%	8.30%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$190,145		$275,319	$248,950	$174,593	$254,791
Ratio of expenses to average net assets (2)	0.92%		0.91%	0.93%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	(0.32	) %	(0.30)%	0.23%	0.12%	0.08%
Portfolio turnover	94%		102%	136%	147%	156%

(1)          Assumes reinvestment of all dividends and distributions.

(2)          Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial Statements).

See accompanying notes to financial statements

Premier VIT
OpCap Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1)  Organization and Significant Accounting Policies

Premier VIT (the “Trust”), was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of the: NFJ Dividend Income Portfolio, OpCap Balanced Portfolio, OpCap Equity Portfolio, OpCap Global Equity Portfolio, OpCap Managed Portfolio, OpCap Mid Cap Portfolio, OpCap Renaissance Portfolio and OpCap Small Cap Portfolio (the “Portfolio”). OpCap Advisors LLC (the “Investment Adviser”) serves as the Trust’s investment adviser. The Investment Adviser is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz AG.

The Portfolio’s objective is to seek capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at the time of purchase.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted. However, the Trust expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A)  Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. Portfolio securities listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other Portfolio securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. The market value for NASDAQ National Market and Small Cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Short-term investments, maturing in sixty days or less are valued at amortized cost if their original term to maturity was 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Portfolio’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange.

(B)  Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Payments received from certain investments may be composed of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(C)  Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(D)  Dividends and Distributions

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended December 31, 2005, permanent differences are primarily attributable to net operating losses, and differing treatment of gain (loss) on redemptions-in-kind. These adjustments were to increase paid-in-capital by $2,573,051, decrease net investment loss by $698,053 and decrease accumulated realized gains by $3,271,104. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(E)  Allocation of Expenses

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(F) Trustees’ Retirement Plan

The Trustees have adopted a Retirement Plan (the “Plan”). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 2005, the Portfolio’s payable in connection with the Plan was $117,787, of which $12,782 was accrued during the year ended December 31, 2005.

(G) Custody Credits Earned on Cash Balances

The Portfolio has an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  Investment Adviser/Sub-Adviser

The Portfolio has an Investment Management Agreement (the “Agreement”) with the Investment Adviser. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs, and administrative matters. Pursuant to the Agreement, the Investment Adviser receives an annual fee, payable monthly, at an annual rate of 0.80%

on the first $400 million of the Portfolio’s average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of any custody credits earned on cash balances at the custodian bank) on an annual basis. The Investment Adviser has retained its affiliate, Oppenheimer Capital LLC (the “Sub-Adviser”), to manage the Portfolio’s investments. The Investment Adviser and not the Portfolio pays a portion of the fees it receives to the Sub-Adviser in return for its services.

(3)  Investments in Securities

For the year ended December 31, 2005, purchases and sales of securities, other than short-term securities and in-kind transactions; aggregated $209,103,547 and $254,021,774, respectively.

For the year ended December 31, 2005, the Portfolio had in-kind sales of $33,296,855. Gains on in-kind transactions are not considered taxable gains for federal income tax purposes.

(4)  Income Tax Information

The tax character of dividends paid during the years ended December 31 were:

	2005	2004
Ordinary income	$15,054,037	$118,935
Long-term capital gains	19,529,573	—

At December 31, 2005, tax basis distributable earnings was comprised of $10,879,114 from long-term capital gains.

The cost basis of portfolio securities for federal income tax purposes is $167,147,375. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $28,149,617; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $4,933,146; net unrealized appreciation for federal income tax purposes is $23,216,471.

The difference between book and tax basis unrealized appreciation/depreciation is primarily attributable to wash sales.

(5)  Regulatory and Litigation Matters

In June and September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which AGIFM serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Portfolio.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including AGIFM and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. AGIFM believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), AGIFM and certain of its affiliates (the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against AGIFM or the Affiliates with respect to any of the other matters referenced above, AGIFM or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

Premier VIT
OpCap Small Cap Portfolio
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Premier VIT—OpCap Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier VIT—OpCap Small Cap Portfolio (one of the portfolios of Premier VIT, formerly PIMCO Advisors VIT, hereafter referred to as the “Portfolio”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2006

Premier VIT
OpCap Small-Cap Portfolio

December 31, 2005

Federal Tax Information (unaudited)

The Portfolio paid ordinary income dividends of $2.01169 per share and long-term capital gain dividend of $2.60976 per share during the year ended December 31, 2005.

Premier VIT
BOARD OF TRUSTEES
(unaudited)

Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

The address of each Trustee is 1345 Avenue of the Americas, New York NY 10105. Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal.

Thomas W. Courtney Chairman of the Board of Trustees Date of Birth: 8/17/33 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 22 funds outside of Fund Complex

Principal of Courtney Associates, Inc., a venture capital business firm, since 1988; Chairman of the Board (since 2001, Director since 1984) of 10 Oppenheimer Funds investment companies; Trustee, Hawaiian Tax Free Trust since 1984; Trustee, Tax-Free Trust of Arizona since 1985; Trustee (since 1986) of Aquila Group of Funds (currently 11 investment management companies).

V. Lee Barnes Date of Birth: 6/18/36 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).

Paul Y. Clinton Date of Birth: 2/14/31 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex	Principal of Clinton Management Associates, since 1996 (financial and venture capital consulting firm); Director, since 1996 of 10 Oppenheimer Funds investment companies.

Lacy B. Herrmann Date of Birth: 5/12/29 Trustee since: 1994 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Founder, Chairman Emeritus (since 2005), Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser or Sub-Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser or Sub-Adviser since 2004; Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University and the Hopkins School; active in university, school and charitable organizations.

Theodore T. Mason Date of Birth: 11/24/35 Trustee since: 2000 Trustee of 8 funds in Fund Complex Trustee/Director of 10 funds outside of Fund Complex

Managing Director, East Wind Power Partners LTD since 1994 and Louisiana Powers Partners, 1999-2003; Treasurer, Alumni Association of SUNY Maritime College since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-1999) and Director of same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); Director, STCM Management Company, Inc. 1974-2004; Vice Chairman of the Board & Trustee of Prime Cash Fund from 1982; Trustee, Churchill Cash Reserves Trust since 1985; twice national officer of Naval Reserve Association, commanding officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

Brian S. Shlissel President & Chief Executive Officer Date of Birth: 11/14/64 Trustee since: 2004 Trustee of 8 Funds in Fund Complex Trustee of no funds outside of Fund Complex.

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Premier VIT
PRINCIPAL OFFICERS
(unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.

Malcolm Bishopp Date of Birth: 6/11/48 Executive Vice President since: 2004

Managing Director of Allianz Global Investors Distributors LLC, responsible for the management and business development of VA and VUL advisory and sub-advisory relationships; responsible for the marketing and business development of the PIMCO Funds onto the major DC Retirement Platforms.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary & Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier VIT

1345 Avenue of the Americas

New York, NY 10105

Trustees and Principal Officers
Thomas W. Courtney	Trustee, Chairman of the Board of Trustees
V. Lee Barnes	Trustee
Paul Y. Clinton	Trustee
Lacy B. Herrmann	Trustee
Theodore T. Mason	Trustee
Brian S. Shlissel	Trustee, President & Chief Executive Officer
Malcolm Bishopp	Executive Vice President
Lawrence G. Altadonna	Treasurer
Thomas J. Fuccillo	Secretary & Chief Legal Officer
Youse Guia	Chief Compliance Officer

Investment Adviser

OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian and Transfer Agent

State Street Corp.
P.O. Box 1978
Boston, MA 02105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

ITEM 2. CODE OF ETHICS

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-700-8258.

(b)  During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)  During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)            Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, review of the Registrants semiannual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $156,000 in 2004 and $120,000 in 2005.

b)             Audit-Related Fees. There were no audit-related fees for the Registrant during the Reporting Periods.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $48,300 in 2004 and $38,000 in 2005. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns (ii) tax advice/services in connection with research/consultation regarding tax qualification matters.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements for non-audit services when the engagement relates directly to the operations and financial reporting of the Registrant. The Registrants policy is stated below.

PREMIER VIT (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY
FOR
PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the responsibility of monitoring the independence of the Fund’s accountants. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, as well as the audit-related and non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In connection with the Committee’s pre-approval of services pursuant to this Policy, the President or Treasurer of the Fund will confirm in writing that the engagement of the independent accounting firm for any non-audit service provided to the Fund for which the Committee’s pre-approval is being sought will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) without a meeting of the Committee so long as the estimated fee for those services does not exceed $75,000.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following: Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) without a meeting of the Committee so long as the estimated fee for those services does not exceed $75,000.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will review at least annually non-audit services provided to the Adviser and any of its affiliates that also provide ongoing services to the Fund. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Although the Committee will not pre-approve all services provided to the Adviser and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Adviser and its affiliates. Individual projects that are not presented to the Committee as part of the annual review for pre-approval for the ensuing year, may be individually pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) without a meeting of the Committee so long as the estimated fee for those services does not exceed $100,000.

e)                2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)                  Not applicable

g)               Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $237,036 in 2004 and $274,280 in 2005.

h)               Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no materials to the procedures by which shareholders may recommended nominees to the registrant’s board of directors, where implemented after the registrants last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(6) of Schedule 14A (17CFR 2-10. 14a-101).

ITEM 11. CONTROLS AND PROCEDURES

(a)            The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)          (1)  Exhibit 99.CODE ETH - Code of Ethics

(2)  Exhibit 99.CERT - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)           Exhibit 99.906CERT - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Premier VIT

By	/s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: March 7, 2006

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer

Date: March 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: March 7, 2006

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer

Date: March 7, 2006